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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Cohen & Company Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

INFORMATION ABOUT THE ANNUAL MEETING

April 27, 2018

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of Cohen & Company Inc. (formerly Institutional Financial Markets, Inc.), which will be held on June 13, 2018, at 10:00 a.m., local time, at the offices of Duane Morris LLP, located at 1540 Broadway, New York, New York 10036.

        We are pleased to furnish our proxy materials to most of our stockholders over the Internet. We believe that this e-proxy process expedites stockholders' receipt of our proxy materials and reduces the costs and environmental impact of our annual meeting. Only stockholders who directly owned shares of our common stock and/or our Series E Voting Non-Convertible Preferred Stock (also known as "record holders") as of the close of business on April 20, 2018, the record date for the annual meeting, will receive paper copies of our proxy materials. On or about April 27, 2018, we will have mailed to our record holders our proxy materials and, to all of our other stockholders, a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2018 proxy statement and annual report and vote online. For those stockholders that only receive a Notice of Internet Availability of Proxy Materials, the Notice contains instructions on how you can receive a paper copy of the proxy statement and annual report.

        The attached proxy statement, with the accompanying formal notice of the meeting, describes the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to take part in the affairs of our company by voting on the matters described in the proxy statement.

        Your vote is very important. You may vote your shares of common stock or Series E Voting Non-Convertible Preferred Stock via a toll-free telephone number or over the Internet. If you received a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these three methods of voting are contained in our proxy materials. If you attend the meeting in person, you may continue to have your shares of common stock or Series E Voting Non-Convertible Preferred Stock voted as instructed in your proxy or you may withdraw your proxy and vote your shares of common stock or Series E Voting Non-Convertible Preferred Stock at the meeting in person. We look forward to seeing you at the meeting.

        On behalf of our management team and our Board of Directors, I would like to express our appreciation for your continued support of Cohen & Company Inc.

Sincerely,

Daniel G. Cohen
 Chairman

ELECTRONIC AND TELEPHONE PROXY AUTHORIZATION

        Cohen & Company Inc.'s stockholders of record on the close of business on April 20, 2018, the record date for the 2018 Annual Meeting of Stockholders, may authorize their proxies to vote their shares by telephone or Internet by following the instructions in Cohen & Company Inc.'s proxy materials. If you have any questions regarding how to authorize your proxy by telephone or Internet, please call Cohen & Company Inc. Investor Relations at (215) 701-8952.

COHEN & COMPANY INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Cohen & Company Inc.:

        Notice is hereby given that the annual meeting of stockholders of Cohen & Company Inc. (formerly Institutional Financial Markets, Inc.), a Maryland corporation, will be held on June 13, 2018, at 10:00 a.m., local time, at the offices of Duane Morris LLP, located at 1540 Broadway, New York, New York 10036, to consider and vote on the following matters:

  1.
  To elect five directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or retirement;

  2.
  To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2018; and

  3.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        Our Board of Directors has fixed the close of business on April 20, 2018 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting, and at any adjournments or postponements thereof. Only stockholders of record of our common stock, par value $0.01 per share, and our Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share, at the close of business on the record date will be entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof.

        The Board has a contractual obligation to recommend to the Company's stockholders the election of Daniel G. Cohen, the current Chairman of the Board, at the Company's 2018 Annual Meeting of Stockholders, as further described in the section entitled "Rights of Certain Stockholders to Nominate Directors" under Proposal One—Election of Directors.

        Your vote is very important. Accordingly, you are asked to vote, whether or not you plan to attend the annual meeting. You may vote: (1) by telephone, by calling the toll-free number as instructed in our proxy materials, (2) by using the Internet, as instructed in our proxy materials, (3) by mail (if you received your proxy materials by mail), by marking, signing, dating and returning the attached proxy card in the postage-paid envelope that we have provided, or (4) by attending the annual meeting in person. For specific instructions on voting, please refer to our proxy materials or the information forwarded to your broker, bank or other holder of record. Any stockholder of our company attending the annual meeting may vote in person even if he or she has previously voted using the telephone, the Internet or a proxy card. If you plan to attend the annual meeting to vote in person and your shares are registered with our transfer agent, Computershare, in the name of a broker, bank or other nominee, you must obtain a proxy issued in your name from such broker, bank or other nominee.

By Order of the Board of Directors,

Rachael Fink
 Secretary

April 27, 2018
Philadelphia, Pennsylvania

 ATTENDANCE AT ANNUAL MEETING—ADMISSION POLICY AND PROCEDURES

        The 2018 Annual Meeting of Stockholders (the "meeting") of Cohen & Company Inc. (the "Company") will begin promptly at 10:00 a.m., local time, on June 13, 2018 at the offices of Duane Morris LLP, located at 1540 Broadway, New York, New York 10036. All attendees must present a valid photo identification to be admitted to the meeting. Cameras (including cellular phones or personal digital assistants (PDAs) with photographic capabilities), recording devices and other electronic devices, and the use of cellular phones or PDAs, will not be permitted at the meeting. Representatives of the Company will be at the entrance to the meeting and these representatives will have the authority, on the Company's behalf, to determine whether the admission policy and procedures have been followed and whether you will be granted admission to the meeting.

Admission Policy

        Attendance at the meeting is limited to:

  (A)
  Stockholders of record ("record holders") on the close of business on April 20, 2018, the record date for the meeting (the "record date"), or authorized representatives of entities who are record holders. Authorized representatives of entities who are record holders must present a letter from the entity certifying to their status as an authorized representative.

  (B)
  Stockholders whose shares are held for them by banks, brokerages or other intermediaries ("beneficial holders"). Beneficial holders must present evidence of their ownership, such as a letter from the bank, broker or other intermediary confirming ownership, or the relevant portion of a bank or brokerage firm account statement.

  (C)
  Authorized representatives of entities who are beneficial holders. In addition to any evidence required under paragraph (B) above, authorized representatives must present: (1) a letter from the record holder certifying to the beneficial ownership of the entity they represent, and (2) a letter from the entity certifying to their status as an authorized representative.

COHEN & COMPANY INC.
Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 13, 2018
INFORMATION ABOUT THE ANNUAL MEETING

Introduction

Why You Have Received This Proxy Statement

        You have received these proxy materials because the Board of Directors (the "Board" or the "Board of Directors") of Cohen & Company Inc., a Maryland corporation (the "Company"), is soliciting your proxy to vote your shares at the Company's 2018 Annual Meeting of Stockholders, or the meeting, to be held on June 13, 2018 at 10:00 a.m., local time, at the offices of Duane Morris LLP, located at 1540 Broadway, New York, New York 10036, or at any postponement or adjournment of the meeting. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares. On or about April 27, 2018, paper copies of our proxy materials will have been mailed to our stockholders who directly own shares of our common stock (known as "record holders") as of the close of business on April 20, 2018. In addition, on or about April 27, 2018, the Notice of Internet Availability of Proxy Materials (the "Notice"), containing instructions on how to access this proxy statement and our annual report and how to vote over the Internet will have been mailed to all of our other stockholders as of the close of business on April 20, 2018.

Notice of Electronic Availability of Proxy Statement and Annual Report

        As permitted by SEC rules, the Company is making this proxy statement and its annual report available to its stockholders electronically via the Internet. On or about April 27, 2018, we will have mailed to our stockholders (other than record holders) the Notice, which contains instructions on how to access this proxy statement and our annual report and vote online. If you received the Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report over the Internet. The Notice also instructs you on how you may submit your proxy over the Internet. If you received the Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Notice.

Who May Vote

        Only holders of record of shares of our common stock, par value $0.01 per share ("common stock"), and our Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share ("Series E Preferred Stock"), at the close of business on April 20, 2018, the record date for the meeting (the "record date"), are entitled to receive notice of, and to vote at, the meeting or any adjournment or postponement thereof. Each stockholder of record as of the close of business on the record date is entitled to one vote on each matter properly brought before the meeting for each share of (i) common stock held by such stockholder as of such time, and (ii) Series E Preferred Stock held by such stockholder as of such time.

How You May Vote

        You may vote using any of the following methods:

  •
  BY MAIL:  If you have received your proxy materials by mail, mark, sign and date the attached proxy card and return it in the postage-paid envelope that we have provided. The named proxies will vote your shares according to your directions. If you sign and submit the proxy card, which is attached to this proxy statement, without indicating your vote, the named proxies will vote your shares in favor of the Company's nominees named in this proxy statement and in favor of all other proposals.

  •
  BY TELEPHONE OR OVER THE INTERNET:  Authorize a proxy by telephone by following the instructions in the attached proxy card or over the Internet by following the instructions in the Notice. If you hold shares of the Company's common stock or Series E Preferred Stock in "street name," please refer to the voting instruction form used by your broker, bank or nominee to see if you may submit voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you do not need to return the attached proxy card to the Company by mail.

  •
  BY ATTENDING THE ANNUAL MEETING IN PERSON:  Attend the meeting and vote in person. If your shares of the Company's common stock or Series E Preferred Stock are held in the name of a bank, broker or other nominee, you must obtain a proxy from the record holder, executed in your favor, and bring it with you to hand in with your ballot, in order to be able to vote in person at the meeting.

        We encourage stockholders to submit their proxies in advance of the meeting. Voting by proxy in advance of the meeting will in no way limit your right to attend and vote at the meeting if you later decide to attend the meeting in person. If you are a record holder and have given a proxy to vote your shares, then you may revoke your proxy at any time before it is exercised by: (i) giving written notice of revocation no later than the commencement of the meeting to our Secretary, Rachael Fink, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104; (ii) delivering no later than the commencement of the meeting a properly executed, later-dated proxy to our Secretary, Rachael Fink, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104; or (iii) voting in person at the meeting.

        If your shares are held in "street name" by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to submit, change or revoke your voting instructions.

        The Board has a contractual obligation to recommend to the Company's stockholders the election of Daniel G. Cohen, the current Chairman of the Board, to the Board at the Company's 2018 Annual Meeting of Stockholders. See Proposal One—Election of Directors, "Rights of Certain Stockholders to Nominate Directors" below.

        The named proxies will vote in accordance with your instructions on the matters set forth below and will vote upon any other business that may properly come before the meeting in their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If you are a holder of record of common stock or Series E Preferred Stock and you return a properly executed proxy, but do not provide instructions as to one or more matters, the persons named as proxies intend to cast all of the votes you are entitled to cast: (i) FOR the election to the Board of Messrs. Cohen, Dawson, DiMaio and Haraburda and Ms. Liberto, the Company's nominees for directorship positions at the meeting; and (ii) FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018. Other than the matters set forth in this proxy statement and any procedural matters relating to the matters set forth herein, we are not aware of any other nominees for election as directors or other business that may properly be brought before the meeting.

Quorum

        The presence, in person or represented by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting is necessary to constitute a quorum at the meeting. As of the record date, there were 1,271,157 shares of common stock outstanding and entitled to vote at the meeting and 4,983,557 shares of Series E Preferred Stock outstanding and entitled to vote at the meeting. The common stock and the Series E Preferred Stock vote together on all matters. Each stockholder of record as of the close of business on the record date is entitled to one vote on each matter properly brought before the meeting for (i) each share of common stock held by such stockholder as of such time and (ii) every ten shares of Series E Preferred Stock held by such stockholder as of such time.

        If a quorum is not present at the meeting, the stockholders present in person or represented by proxy have, or the presiding officer at the meeting has, the power to adjourn the meeting until a quorum is present or represented. Under Maryland law, the presiding officer at the meeting also has the power to adjourn the meeting for any reason, regardless of whether a quorum is present.

Required Vote to Approve Each Proposal

        For Proposal One (the election of five directors to the Board), the five nominees receiving a plurality of the votes cast (that is, the five nominees receiving the greatest number of votes) will be elected to the Board. A proxy marked "withhold" with respect to the election of a director will not be voted as to the director indicated, but will be counted for purposes of determining whether there is a quorum at the meeting.

        In order to be approved, Proposal Two (the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018) requires the affirmative vote of the majority of all of the votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

        For purposes of Proposals One (the election of five directors to the Board) and Two (the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018), abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. A "broker non-vote" results when a broker, bank or other nominee properly executes and returns a proxy but indicates that the nominee is not voting with respect to a particular matter because the nominee has not received voting instructions from the beneficial owner.

        Please note that brokerage firms or other nominees may not vote your shares with respect to matters that are not "routine" under the rules that guide how most brokers vote your stock. Proposal One (the election of five directors to the Board) is not a "routine" matter. Accordingly, most brokerage firms or other nominees may not vote your shares with respect to such proposal without specific instructions from you as to how your shares are to be voted. Proposal Two (the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018) is a "routine" matter and, therefore, brokerage firms and other nominees will have discretion to vote on such proposal.

        As of the record date, our executive officers and directors own, in the aggregate, shares of the Company's securities representing approximately 43.8% of the votes entitled to be cast at the meeting, and intend to vote (i) FOR the election to the Board of Messrs. Cohen, Dawson, DiMaio and Haraburda and Ms. Liberto, the Company's nominees for directorship positions at the meeting; and (ii) FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018. Based on the foregoing, the election of each nominee for director and the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018 are highly likely.

        Neither of the Proposals, if approved, entitle stockholders to appraisal rights under Maryland law or our charter documents.

Other Information to Review Before Voting

        This proxy statement and our Annual Report on Form 10-K, as amended, are both available on our website at http://www.cohenandcompany.com.

Householding of Proxy Material

        The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," can result in cost savings. A number of brokers with account holders who are our stockholders will be "householding" our proxy materials. A single Notice will be delivered to multiple stockholders who share an address unless we received contrary instructions from the impacted stockholders prior to the mailing date. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate copy of the Notice, our annual report, proxy statement and other proxy materials, please notify your broker or direct your request in writing or by phone to our Secretary, Rachael Fink, at Cohen & Company Inc., 2929 Arch Street, Suite 1703, Philadelphia, PA 19104; phone: (215) 701-9555.

        If you are a stockholder sharing an address with another stockholder who receives multiple copies of the proxy materials and wish to request "householding" of your communications, please contact us at the above address or telephone number.

Cost of Proxy Solicitation

        All expenses in connection with our solicitation of proxies will be borne by us. In addition to solicitation by mail, proxies may be solicited on our behalf by our directors, officers or employees in person, by telephone, facsimile or by other electronic means. In accordance with SEC regulations and the rules of the NYSE American, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in connection with mailing proxies and proxy materials and soliciting proxies from the beneficial owners of our common stock.

Questions and Additional Copies

        If you have any questions with respect to the Company or the matters described herein, or questions about how to submit your proxy, or if you need additional copies of this proxy statement or the attached proxy card, you should contact:

Cohen & Company Inc.
Cira Centre
2929 Arch Street, Suite 1703
Philadelphia, Pennsylvania 19104
Attn: Investor Relations
Phone: (215) 701-8952
Email: investorrelations@cohenandcompany.com

A Note Regarding the Company's Name Change and Common Stock Reverse Stock Split

        On September 1, 2017, the Company filed two Articles of Amendment to its charter with the State Department of Assessments and Taxation of Maryland, pursuant to which the Company (i) changed its name to "Cohen & Company Inc."; (ii) effected a 1-for-10 reverse stock split of the Company's issued and outstanding shares of common stock; and (iii) increased the par value of the Company's common stock from $0.001 per share to $0.01 per share.

        All share and per share amounts for all periods presented in herein reflect the reverse split as if it had occurred as of the beginning of the first period presented.

PROPOSAL ONE—ELECTION OF DIRECTORS

How We Are Changing the Board of Directors

        Pursuant to the Maryland General Corporation Law and our charter and Bylaws, our business and affairs are managed under the direction of our Board of Directors. Our Nominating and Corporate Governance Committee of our Board of Directors (the "Nominating and Corporate Governance Committee") is charged with reviewing the composition of the Board of Directors and refreshing it as appropriate. The Nominating and Corporate Governance Committee takes a fresh look at the size of the Board of Directors each year. In April 2018, the committee recommended reducing the size of the Board of Directors. The committee made this recommendation in light of the Company's desire to reduce the number of directors given the size and complexity of the Company's current operations and the Company's desire to reduce costs. In April 2018, our Board of Directors determined to adopt the Nominating and Corporate Governance Committee's recommendation and reduce the size of the Board of Directors from eight to five members. Based on the recommendation of the Nominating and Corporate Governance Committee, has unanimously nominated five of our current directors, Messrs. Cohen, Dawson, DiMaio and Haraburda and Ms. Liberto (each a "Director Nominee" and, collectively, the "Director Nominees"), for election as directors at the annual meeting, each to serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or retirement.

        Our Nominating and Corporate Governance Committee knows of no reason why any of the Director Nominees would be unable or unwilling to serve on the Board of Directors, but if any Director Nominee should be unable or unwilling to serve, the named proxies will vote FOR the election of such other person for director as the Board of Directors, based on the recommendation of our Nominating and Corporate Governance Committee, may nominate in the place of such Director Nominee.

Names of the Director Nominees and Biographical Information; Qualifications

        Daniel G. Cohen, age 48, has, since February 21, 2018, served as the Chairman of the Board of Directors and of the Board of Managers of the Company's majority owned subsidiary, Cohen & Company, LLC, and has, since September 16, 2013, served as the President and Chief Executive of the Company's European Business, and as President, a director and the Chief Investment Officer of the Company's indirect majority owned subsidiary, Cohen & Company Financial Limited (formerly known as EuroDekania Management Limited), a Financial Conduct Authority regulated investment advisor and broker dealer focusing on the European capital markets ("CCFL"). Mr. Cohen served as Vice Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC from September 16, 2013 to February 21, 2018. Mr. Cohen served as the Chief Executive Officer and Chief Investment Officer of the Company from December 16, 2009 to September 16, 2013 and as the Chairman of the Board of Directors from October 6, 2006 to September 16, 2013. Mr. Cohen served as the executive Chairman of the Company from October 18, 2006 to December 16, 2009. In addition, Mr. Cohen served as the Chairman of the Board of Managers of Cohen & Company, LLC from 2001 to September 16, 2013, as the Chief Investment Officer of Cohen & Company, LLC from October 2008 to September 16, 2013, and as Chief Executive Officer of Cohen & Company, LLC from December 16, 2009 to September 16, 2013. Mr. Cohen served as the Chairman and Chief Executive Officer of J.V.B. Financial Group, LLC (formerly C&Co/PrinceRidge Partners LLC), the Company's indirect broker dealer subsidiary ("JVB"), from July 19, 2012 to September 16, 2013. Mr. Cohen served as a director of Star Asia Finance, Limited ("Star Asia"), a permanent capital vehicle investing in Asian commercial real estate, until the Company's sale of its interest in Star Asia on February 20, 2014. Mr. Cohen served as Chairman of Cohen Financial Group, Inc. since its inception in April 2007 until its liquidation in February 2012. Mr. Cohen served as a director of Muni Funding Company of America, LLC, a company investing in middle-market non-profit organizations until it merged with

Tiptree Financial Partners, L.P. in June 2011. Since 2000, Mr. Cohen has been the Chairman of the board of directors of The Bancorp, Inc. (NASDAQ: TBBK), a holding company for The Bancorp Bank, which provides various commercial and retail banking products and services to small and mid-size businesses and their principals in the United States, and since January 2015 has served as Executive Chairman of The Bancorp Bank. Mr. Cohen is a member of the Academy of the University of Pennsylvania, a member of the Visiting Committees for the Humanities and a member of the Paris Center of the University of Chicago. Mr. Cohen is also a Trustee of the List College Board of the Jewish Theological Seminary, a member of the board of the Columbia Global Center in Paris, a Trustee of the Paideia Institute and a Trustee of the Arete Foundation.

        G. Steven Dawson, age 60, has served as our director since January 11, 2005. Mr. Dawson also serves as the Chairman of the Nominating and Corporate Governance Committee, as a member of the Audit Committee of the Board of Directors (the "Audit Committee") and as a member of the Compensation Committee of the Board of Directors (the "Compensation Committee"). Mr. Dawson was previously a member of the compensation committee and nominating and corporate governance committee for Sunset Financial Resources, Inc. ("Sunset"), and was also the Chairman of Sunset's special committee in connection with Sunset's merger with Alesco Financial Trust. Mr. Dawson is a private investor and, in addition to his current board activities noted above, he has, from time to time, served on the boards of other public and private companies. He currently serves on the board of directors of Medical Properties Trust (NYSE: MPW), a Birmingham, Alabama-based real estate investment trust ("REIT") specializing in the ownership of acute care facilities and related medical properties (Chairman of the audit committee and member of the investment committee) and American Campus Communities (NYSE: ACC), an Austin-based equity REIT focused on student housing (Chairman of the audit committee and member of the compensation committee). From 1990 to 2003, Mr. Dawson served as Chief Financial Officer of Camden Property Trust and its predecessors, a multi-family REIT based in Houston with apartment operations, construction and development activities throughout the United States.

        Jack J. DiMaio, Jr., age 51, has, since February 21, 2018, served as the Vice Chairman of the Board of Directors and of Cohen & Company, LLC and, from September 24, 2013 until February 21, 2018, Mr. DiMaio served as the Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC. Mr. DiMaio is the founder and Chief Executive Officer of the Mead Park group of companies and has served in this capacity since September 2011. Prior to founding Mead Park, Mr. DiMaio was a Managing Director and Global Head of Interest Rate, Credit and Currency Trading of Morgan Stanley, and served in this capacity from September 2009 to August 2011. In addition, Mr. DiMaio served as a member of Morgan Stanley's Management Committee during his tenure at the firm. Prior to joining Morgan Stanley, Mr. DiMaio co-founded DiMaio Ahmad Capital LLC, a New York-based asset manager specializing in credit markets, and served as the Chief Executive Officer and Managing Partner from February 2005 to August 2009. Before founding DiMaio Ahmad Capital LLC, Mr. DiMaio was a Managing Director and Head of the Diversified Credit Hedge Fund Group at Credit Suisse Alternative Capital, Inc. from March 2004 to February 2005. Prior to that time, Mr. DiMaio was the Chief Executive Officer of Alternative Investments at Credit Suisse Asset Management. In addition, Mr. DiMaio was an Executive Board Member of Credit Suisse Securities (USA), Inc. and of Credit Suisse Asset Management. Mr. DiMaio joined Credit Suisse in 1989, and, after completing its sales and trading program, he joined Credit Suisse's credit research group. In 1990, Mr. DiMaio joined the Credit Suisse corporate bond trading desk where he was appointed Head Trader in 1995 and the Department Head in 1996. At the end of 1997, Mr. DiMaio was appointed Head of Credit Suisse Global Credit Trading. In 2000, Mr. DiMaio was responsible for Credit Suisse's entire Global Credit Products Cluster and was named Head of Fixed Income Division North America. Mr. DiMaio holds a B.S. in Finance from New York Institute of Technology.

        Jack Haraburda, age 79, has served as our director, a member of the Nominating and Corporate Governance Committee (except for a seven-month period in 2010) and the Chairman of the Compensation Committee since October 6, 2006. Mr. Haraburda served as a trustee and Chairman of the compensation committee of the board of trustees of Alesco Financial Trust ("AFT") from January 2006 until Sunset's merger with AFT. Mr. Haraburda is the managing partner of CJH Securities Information Group, a professional coaching business. Mr. Haraburda served as managing director for the Philadelphia Complex of Merrill Lynch, Pierce, Fenner & Smith Incorporated from 2003 to 2005. He has also served in various positions at Merrill Lynch from 1984 until 2003, including as managing director of Merrill Lynch's Princeton Complex, resident Vice President of Merrill Lynch's Philadelphia Main Line Complex, marketing director and national sales manager of Merrill Lynch Life Agency and Chairman of Merrill Lynch Metals Company. From 1980 to 1984, he was managing director of Comark Securities, a government securities dealer. From 1968 until 1980, he served as a financial advisor, national sales manager for the Commodity Division, manager of the Atlanta Commodity Office and the Bala Cynwyd office of Merrill Lynch.

        Diana Louise Liberto, Esq., age 60, has served as our director since December 21, 2015 and serves as a member of the Nominating and Corporate Governance Committee. Ms. Liberto is a graduate of the Rutgers University School of Law, having earned a Juris Doctor degree with honors. After clerking for a United States District Court Judge from September 1991 to September 1992, Ms. Liberto worked with a law firm in Philadelphia, Pennsylvania. Ms. Liberto then joined the office of the General Counsel of Wal-Mart Stores, Inc., serving in various capacities from 2004 until October 2015, including an interim assignment in Wal-Mart India. From October 2015 to April 2018, Ms. Liberto served as the Chief Executive Officer of WalkMyMind, Inc., a corporate and personal wellness company headquartered in Philadelphia, Pennsylvania. Since April 2018, Ms. Liberto has served as President and Chief Executive Officer of WalkMyMind, Inc. and its parent holding company, WMM Holding Co., LLC. Ms. Liberto serves on the advisory board of J3Personica, a medical education selection and assessment startup company.

        When determining whether it is appropriate to re-nominate a current director to continue on the Board of Directors, the Board focuses primarily on the information provided in each of the director's individual biographies set forth above and its knowledge of the character and strengths of the sitting directors. With respect to Mr. Cohen, the Company considered his years of executive leadership with Cohen & Company, LLC as well as other companies, his extensive investment experience and his expertise in strategic planning and business expansion. With regard to Mr. Dawson, the Company considered his experience as a director of the Company and its predecessors as well as his prior experience as the Chief Financial Officer of a public company and as an independent director for other public companies. With regard to Mr. DiMaio, the Company considered his significant experience in the financial services industry, including serving in management positions of other financial institutions, and his unique perspective with respect to corporate strategy and business development. With regard to Mr. Haraburda, the Company considered his experience as a director of the Company and its predecessors as well as his extensive knowledge of the securities industry. With regard to Ms. Liberto, the Company considered her legal background and knowledge of corporate governance matters.

Rights of Certain Stockholders to Nominate Directors

        On May 9, 2013, the Company entered into a Securities Purchase Agreement (the "CBF Purchase Agreement") regarding a strategic investment in the Company by Cohen Bros. Financial, LLC, of which Daniel G. Cohen is the sole member ("CBF"). Pursuant to the CBF Purchase Agreement, the Company agreed, among other things, that at any meeting at which the Company's stockholders may vote for the election of directors, for so long as CBF and certain of its affiliates collectively own 10% or more of the Company's outstanding common stock (as calculated under the CBF Purchase Agreement), CBF may designate one individual to stand for election at such meeting.

        In accordance with the CBF Purchase Agreement, the Company has nominated Daniel G. Cohen to stand for election to the Board at the meeting and the Board is (a) recommending to the Company's stockholders the election of Mr. Cohen at the meeting, and (b) soliciting proxies for Mr. Cohen in connection with the meeting to the same extent as it is soliciting proxies for the other Director Nominees.

Legal Proceedings

        None of our directors or executive officers has been involved in any events enumerated under Item 401(f) of Regulation S-K during the past ten years that are material to an evaluation of the ability or integrity of such persons to be our directors or executive officers.

        No material proceedings exist in which any of our directors or executive officers is an adverse party to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Family Relationships

        There is no family relationship between any of our directors or executive officers.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE FIVE DIRECTOR NOMINEES RECOMMENDED BY THE BOARD OF DIRECTORS' NOMINATING AND CORPORATE GOVERNANCE COMMITTEE AND UNANIMOUSLY APPROVED FOR NOMINATION BY THE BOARD OF DIRECTORS. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR EACH OF THE FIVE DIRECTOR NOMINEES.

 CORPORATE GOVERNANCE AND BOARD OF DIRECTORS INFORMATION

        This section of our proxy statement contains information about a variety of our corporate governance policies and practices. In this section, you will find information about how we are complying with the corporate governance rules of the NYSE American, which were approved by the SEC. We are committed to operating our business under strong and accountable corporate governance practices. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC.

Code of Business Conduct and Ethics

        We have established a Code of Business Conduct and Ethics (the "Code of Ethics") that sets forth basic principles of conduct and ethics to guide all of our employees, officers and directors. The purpose of the Code of Ethics is to:

  •
  Promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  Promote avoidance of conflicts of interest, including disclosure to an appropriate person or committee of any material transaction or relationship that reasonably could be expected to give rise to such a conflict;

  •
  Promote full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

  •
  Promote compliance with applicable governmental laws, rules and regulations;

  •
  Promote the prompt internal reporting to an appropriate person or committee of violations of the Code of Ethics;

  •
  Promote accountability for adherence to the Code of Ethics;

  •
  Provide guidance to employees, officers and directors to help them recognize and deal with ethical issues;

  •
  Provide mechanisms to report unethical conduct; and

  •
  Help foster our long-standing culture of honesty and accountability.

        A waiver of any provision of the Code of Ethics as it relates to any director or executive officer must be approved by our Board of Directors without the involvement of any director who will be personally affected by the waiver or by a committee consisting entirely of directors, none of whom will be personally affected by the waiver. Waivers of the Code of Ethics for directors or executive officers will be promptly disclosed to our stockholders as required by applicable law. A waiver of any provision of the Code of Ethics as it relates to any other officer or employee must be approved by our Chief Financial Officer or Chief Legal Officer, if any, but only upon such officer or employee making full disclosure in advance of the behavior in question.

        The Code of Ethics is available on our website at http://www.cohenandcompany.com and is also available in print free of charge to any stockholder who requests a copy by submitting a written request to Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, attention: Corporate Secretary.

Director Independence

        Our Board of Directors is comprised of a majority of independent directors. In order for a director to be considered "independent," our Board of Directors must affirmatively determine, based upon its review of all relevant facts and circumstances and after considering all applicable relationships, if any, that each of the current directors has no direct or indirect material relationship with the Company or its affiliates and satisfies the criteria for independence established by the NYSE American and the applicable rules promulgated by the SEC. Our Board of Directors has determined that each of the following members of the Board of Directors is independent: Thomas P. Costello, G. Steven Dawson, Jack Haraburda, Diana Louise Liberto, James J. McEntee, III and Neil S. Subin. Our Board of Directors has determined that Daniel G. Cohen is not independent because he is an employee of the Company. Our Board of Directors has determined that Jack J. DiMaio, Jr. is not independent because of the contractual relationships and obligations among the Company and Mead Park Advisors LLC ("Mead Park Advisors") and JKD Capital Partners I LTD ("JKD Capital Partners") (see "Certain Relationships and Related Party Transactions—Mead Park, Mead Park Advisors, Mr. Ricciardi, Mr. DiMaio and Mr. Edward E. Cohen" and "Certain Relationships and Related Party Transactions—JKD Capital Partners").

        It is the policy of our Board of Directors that the independent members of our Board of Directors meet separately without management directors at least twice per year during regularly scheduled Board meetings to discuss such matters as the independent directors consider appropriate. In 2017, the Company's independent directors met separately without management directors seven times.

Leadership Structure

        The roles of Chairman of the Board and Chief Executive Officer are currently filled by separate individuals. Daniel G. Cohen is our Chairman and Lester R. Brafman is our Chief Executive Officer. The Board believes that the separation of the offices of the Chairman and Chief Executive Officer is appropriate at this time because it allows our Chief Executive Officer to focus primarily on the Company's business strategy, operations and corporate vision. However, the Board does not have a policy mandating that the roles of Chairman and Chief Executive Officer continue to be separated. Our Board elects our Chairman and our Chief Executive Officer, and each of these positions may be held by the same person or may be held by different people. We believe it is important that the Board retain flexibility to determine whether the two roles should be separate or combined based upon the Board's assessment of the Company's needs and leadership at a given point in time.

        As noted above, the independent directors meet without management present at regularly scheduled executive sessions. The current leadership model, when combined with the composition of the Board, the strong leadership of our independent directors and Board committees and the highly effective corporate governance structures and processes already in place, strikes an appropriate balance between consistent leadership and independent oversight of the Company's business and affairs.

Role of the Board in Risk Oversight

        The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas conducted by relevant Board committees that report on their findings to the Board. The oversight responsibility of the Board and the Board committees is facilitated by management reporting processes designed to provide information to the Board concerning the identification, assessment and management of critical risks and management's risk mitigation strategies and practices. These areas of focus include compensation, financial (including accounting, reporting, credit, liquidity and tax), operational, legal, regulatory, compliance, political and strategic risks. The full Board (or the appropriate Board committee), in concert with the appropriate members of management within the Company, reviews management reports to formulate risk identification, risk management and risk mitigation strategies. When a Board committee initially reviews management reports, the Chairman of the relevant Board committee briefs the full Board on the specifics of the matter at the next Board meeting. This process enables the Board to coordinate the risk oversight role, particularly with respect to risks spanning more than one operational area. The Board's role in risk oversight does not have a direct effect on the Board's leadership structure.

Recommendation of Nominees to Our Board of Directors

        Subject to the rights of certain stockholders to nominate directors (see Proposal One—Election of Directors, "Rights of Certain Stockholders to Nominate Directors" above), our Board of Directors is responsible for the selection of nominees for election or appointment to the Board of Directors based on recommendations of our Nominating and Corporate Governance Committee, which is currently comprised of Mr. Dawson, Mr. Haraburda and Ms. Liberto. Our Nominating and Corporate Governance Committee may consider nominees recommended by management and stockholders using the criteria approved by the Board of Directors to evaluate all candidates. Our Nominating and Corporate Governance Committee reviews each candidate's qualifications, including whether a candidate possesses any of the specific qualities and skills desirable for members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates, as appropriate. Upon selection of a qualified candidate, our Nominating and Corporate Governance Committee recommends the candidate for consideration by the full Board of Directors. Our Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity.

        Our Board of Directors' policy is to encourage the selection of directors who will contribute to our overall corporate goals. Our Nominating and Corporate Governance Committee may, from time to time, review the appropriate skills and characteristics required of members of our Board of Directors, including such factors as business experience, diversity and personal skills in finance, marketing, financial reporting and other areas that are expected to contribute to an effective board. We do not have a specific policy on diversity of the Board of Directors. Instead, the Board of Directors evaluates nominees in the context of the Board of Directors as a whole, with the objective of recommending a group that can best support the success of the business and, based on the group's diversity of experience, represent stockholder interests through the exercise of sound judgment. Such diversity of experience may be enhanced by a mix of different professional and personal backgrounds and experiences. Diversity is considered broadly and includes variety in personal and professional backgrounds, experience and skills, geographic location, as well as differences in gender, race, ethnicity and age. In evaluating potential candidates for our Board of Directors, our Nominating and Corporate Governance Committee will consider these factors in light of the specific needs of the Board at the time of its evaluation.

        Our Nominating and Corporate Governance Committee may consider director candidates recommended by our stockholders. Our Nominating and Corporate Governance Committee will apply the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of our Board of Directors. To recommend a prospective nominee for consideration by our Nominating and Corporate Governance Committee, the candidate's name and qualifications must be submitted in writing to our Secretary, Rachael Fink, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.

Communications with Our Company

        Any employee, stockholder or other person may communicate with our Board of Directors or individual directors. Any such communications may be sent in writing to Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, Attn: Board of Directors.

        Our Audit Committee has also established procedures for (a) the receipt, retention and treatment of complaints received by our Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. If you wish to contact our Audit Committee to report complaints or concerns relating to the financial reporting of our Company, you may do so in writing to the Chairman of the Audit Committee at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.

        Any such communications may be made anonymously. We also have a compliance telephone hotline that may be used, on an anonymous basis or otherwise, to report any concerns or violations of our standards of conduct, policies or laws and regulations. The number to the hotline is (800) 399-3595.

Director Attendance at Annual Meeting

        Although director attendance at our annual meeting each year is strongly encouraged, we do not have an attendance policy. Messrs. Cohen, Costello, Dawson and Haraburda and Ms. Liberto attended our 2017 annual meeting.

MEETINGS AND COMMITTEES OF OUR BOARD OF DIRECTORS

Meetings of the Board of Directors

        During the 2017 fiscal year, our Board of Directors held seven meetings. Each of our directors attended at least 75% of the total number of meetings held by our Board of Directors during 2017 except that Mr. Cohen was not present at two of such meetings.

Committees of the Board of Directors

        The Board of Directors currently has four standing committees: the Audit Committee, the Compensation Committee, the Investment Committee and the Nominating and Corporate Governance Committee. The Board of Directors has affirmatively determined that each current committee member and each of the anticipated committee members following the 2018 Annual Meeting of Stockholders satisfies the independence requirements of the NYSE American and the SEC for membership on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. From time to time our Board of Directors may establish a new committee or disband a current committee depending upon the circumstances.

Audit Committee

        We have a separately designated standing Audit Committee of our Board of Directors, as defined in Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is currently comprised of three of our independent directors: Messrs. Costello, Dawson and Subin. Mr. Costello is the Chairman of our Audit Committee. It is anticipated that, following the 2018 Annual Meeting of Stockholders, our Audit Committee will be comprised of Messrs. Dawson and Haraburda and Ms. Liberto, with Mr. Dawson serving as Chairman of such committee. Our Board of Directors has determined that each of the current members of our Audit Committee and each of the anticipated members of the Audit Committee following the 2018 Annual Meeting of Stockholders is "independent" within the meaning of the rules of the NYSE American and the SEC and that each such individual is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE American. In addition, our Board of Directors has determined that each of Mr. Costello and Mr. Dawson is an "audit committee financial expert" as defined by the SEC. Our Audit Committee operates under a written charter that was originally adopted in 2006 and amended in 2007, 2009 and 2014. A copy of the charter may be found on our website at http://www.cohenandcompany.com and will be provided in print, free of charge, to any stockholder who requests a copy by submitting a written request to our Secretary, Rachael Fink, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104. Our Audit Committee met five times in 2017. Each of the members of the Audit Committee attended at least 75% of the total number of meetings held by the Audit Committee during 2017 except that Mr. Subin was not present at two such meetings.

        Our Audit Committee has responsibility for engaging independent registered public accounting firms, reviewing with them the plans and results of the audit engagement, approving the professional services they provide to us, reviewing their independence and considering the range of audit and non-audit fees. Our Audit Committee assists our Board of Directors with oversight of (a) the integrity of our financial statements; (b) our compliance with legal and regulatory requirements; (c) the qualifications, independence and performance of the registered public accounting firm that we employ for the audit of our financial statements; and (d) the performance of the people responsible for our internal audit function. Among other things, our Audit Committee prepares the Audit Committee report for inclusion in our annual proxy statement, conducts an annual review of its charter and evaluates its performance on an annual basis. Our Audit Committee also establishes procedures for the receipt, retention and treatment of complaints that we receive regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Our Audit Committee has the authority to retain counsel and other experts or consultants at our expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of our Board of Directors.

Compensation Committee

        The current members of the Compensation Committee are Messrs. Dawson, Haraburda and Subin. Mr. Haraburda is the Chairman of the Compensation Committee. It is anticipated that, following the 2018 Annual Meeting of Stockholders, our Compensation Committee will be comprised of Messrs. Dawson and Haraburda and Ms. Liberto, with Mr. Haraburda serving as Chairman of such committee. Our Board of Directors has determined that each of the current members of the Compensation Committee and each of the anticipated members of the Compensation Committee following the 2018 Annual Meeting of Stockholders is "independent" within the meaning of the rules of the NYSE American.

        The Compensation Committee assists our Board of Directors in discharging its responsibilities relating to compensation of our directors and officers. The Compensation Committee has overall responsibility for evaluating, recommending changes to and administering our compensation plans, policies and programs. Among other things, the Compensation Committee (a) reviews the Company's overall compensation structure, policies and programs; (b) makes recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans; (c) annually reviews the compensation of directors for service on the Board of Directors and its committees and recommends changes in Board compensation; (d) annually reviews the performance of our Chief Executive Officer and communicates the results of the review to the Chief Executive Officer and the Board of Directors; (e) if required by applicable law, produces an annual report on executive compensation for inclusion in our annual proxy statement; (f) annually reviews and reassesses the adequacy of its charter and recommends any proposed changes to the Board for approval; and (g) annually reviews its performance. The Compensation Committee has authority to grant awards under our 2006 Long-Term Incentive Plan, as amended, and our Second Amended and Restated 2010 Long-Term Incentive Plan, as amended (the "2010 Long-Term Incentive Plan"). The Compensation Committee also has the authority to retain counsel and other experts or consultants at the Company's expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of the Board of Directors.

        The Compensation Committee operates under a written charter that was originally adopted in 2006 and amended in 2009 and 2014. A copy of the charter may be found on our website at http://www.cohenandcompany.com and will be provided in print, without charge, to any stockholder who requests a copy. The Compensation Committee met three times in 2017. Each of the committee members attended all of the meetings of our Compensation Committee held during fiscal year 2017.

Investment Committee

        The members of the Investment Committee of the Board of Directors (the "Investment Committee") are Messrs. Cohen, McEntee and Subin. Mr. Cohen is the Chairman of the Investment Committee. Formed in 2010, the Investment Committee's primary function is to assist the Board of Directors in its oversight of the Company's investment objectives, practices, strategies and policies. The Investment Committee did not hold any meetings 2017. As a result of changes in the Company's business since the formation of the Investment Committee in 2010, upon the recommendation of our Nominating and Corporate Governance Committee, the Board of Directors has determined to abolish the Investment Committee effective as of the conclusion of the 2018 Annual Meeting of Stockholders.

Nominating and Corporate Governance Committee

        The current members of the Nominating and Corporate Governance Committee are Messrs. Dawson and Haraburda and Ms. Liberto. Mr. Dawson is the Chairman of the Nominating and Corporate Governance Committee. Our Board of Directors has determined that each of the current members of the Nominating and Corporate Governance Committee and each of the anticipated members of the Nominating and Corporate Governance Committee following the 2018 Annual Meeting of Stockholders is "independent" within the meaning of the rules of the NYSE American.

        The Nominating and Corporate Governance Committee's primary functions are to (a) recommend to the Board of Directors qualified candidates for election as directors and recommend a slate of nominees for election as directors at our annual meeting; (b) periodically prepare and submit to the Board of Directors for adoption its selection criteria for director nominees; (c) review and make recommendations on matters involving the general operation of the Board of Directors, including development and recommendation of our corporate governance guidelines; (d) annually recommend to the Board of Directors nominees for each committee of the Board; and (e) facilitate the assessment of the Board's performance as a whole and of the individual directors and report thereon to the Board of Directors. The Nominating and Corporate Governance Committee has the authority to retain counsel and other experts or consultants at the Company's expense that it deems necessary or appropriate to enable it to carry out its duties without seeking the approval of the Board of Directors.

        The Nominating and Corporate Governance Committee operates under a written charter that was originally adopted in 2006 and amended in 2009 and 2014. A copy of the charter may be found on our website at http://www.cohenandcompany.com and will be provided in print, without charge, to any stockholder who requests a copy. Our Nominating and Corporate Governance Committee met once in 2017. Each of the committee members attended the meeting of our Nominating and Corporate Governance Committee held during fiscal year 2017.

EXECUTIVE OFFICERS

        Set forth below is information regarding our executive officers as of April 27, 2018.

Name	Age	Position
Lester R. Brafman	55	Chief Executive Officer
Daniel G. Cohen	48	President and Chief Executive, European Business
Joseph W. Pooler, Jr.	52	Executive Vice President, Chief Financial Officer and Treasurer

        Lester R. Brafman, age 55, has served as the Chief Executive Officer of the Company and of Cohen & Company, LLC since September 16, 2013. Mr. Brafman served as the President of the Company and of Cohen & Company, LLC from June 3, 2013 until September 16, 2013. Prior to joining the Company and Cohen & Company, LLC, Mr. Brafman served as a Managing Director at Goldman Sachs & Co. from July 2001 until August 2012. During his tenure at Goldman Sachs, Mr. Brafman held various positions including in Leveraged Finance Sales; as Chief Operating Officer of Global Credit and Mortgage Trading; and as Head of High Yield and Distressed Trading. Prior to joining Goldman Sachs, Mr. Brafman served as a Managing Director at Credit Suisse First Boston from July 1994 until October 2000 where, over the course of his employment, he served as Head of High Yield Trading and as Head of Emerging Market and Sovereign Trading. Prior to joining Credit Suisse, Mr. Brafman worked at Wasserstein Perella & Co. from March 1992 until July 1994, and at Lehman Brothers Holdings Inc. from September 1988 until March 1992. Mr. Brafman received a B.A. from Columbia University and an M.B.A. from the Amos Tuck School of Business Administration, Dartmouth College.

        Daniel G. Cohen, age 48, has served as the President and Chief Executive of the Company's European Business since September 16, 2013. See Proposal One—Election of Directors, "Names of the

Director Nominees and Biographical Information; Qualifications" above for Mr. Cohen's biographical information.

        Joseph W. Pooler, Jr., age 52, has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since December 16, 2009 and as Cohen & Company, LLC's Chief Financial Officer since November 2007 and as Chief Administrative Officer since May 2007. From July 2006 to November 2007, Mr. Pooler also served as Senior Vice President of Finance of Cohen & Company, LLC. From November 2007 to March 2009, Mr. Pooler also served as Chief Financial Officer of Muni Funding Company of America, LLC, a company investing in middle-market non-profit organizations. Prior to joining Cohen & Company, LLC, from 1999 to 2005, Mr. Pooler held key management positions at Pegasus Communications Corporation (now known as The Pegasus Companies, Inc. (OTC: PEGX)), which operated in the direct broadcast satellite television and broadcast television station segments. While at Pegasus, Mr. Pooler held various positions including Chief Financial Officer, Principal Accounting Officer and Senior Vice President of Finance. From 1993 to 1999, Mr. Pooler held various management positions with MEDIQ, Incorporated, including Corporate Controller, Director of Operations and Director of Sales Support. Mr. Pooler holds a B.A. from Ursinus College, an M.B.A. from Drexel University and was a Certified Public Accountant in the Commonwealth of Pennsylvania (license lapsed).

        No executive officer was selected as a result of any arrangement or understanding between the executive officer or any other person. All executive officers are appointed annually by, and serve at the discretion of, our Board of Directors.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

        The following table summarizes the executive compensation earned by the Company's named executive officers in 2016 and 2017.

	Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Lester R. Brafman	2017	630,000	—	200,000	(6)	—	620,000	—	18,207	1,468,207
Chief Executive Officer(3)	2016	600,000	—	180,000	(7)	—	900,000	—	883	1,680,883
Daniel G. Cohen	2017	630,000	400,000	420,000	(6)	—	—	—	18,207	1,468,207
Chairman(4)	2016	600,000	250,000	—		—	—	—	8,826	858,826
Joseph W. Pooler, Jr.	2017	441,000	—	50,000	(6)	—	279,000	—	18,125	788,125
Executive Vice President,	2016	420,000	—	105,000	(7)	—	380,000	—	8,750	913,750
Chief Financial Officer & Treasurer(5)

(1)
Amounts in this column represent the grant date fair value of the restricted stock award and stock option award, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation ("FASB ASC Topic 718"). The assumptions used in the calculations of these amounts are included in note 19 to the Company's audited financial statements for the year ended December 31, 2017 attached to our Annual Report on Form 10-K for the year ended December 31, 2017 (the "2017 Form 10-K"). Amounts do not correspond to the actual value that may be recognized by the named executive officer.

(2)
Amounts in this column represent 401(k) plan matching contributions made by the Company and life insurance premium payments paid by the Company on behalf of the named executive officer. Also includes $9,132 of premiums paid on behalf of each named executive officer in 2017 in connection with the Company's executive medical reimbursement plan.

(3)
Mr. Brafman has served as the Chief Executive Officer of the Company since September 16, 2013. Mr. Brafman served as the President of the Company and of Cohen & Company, LLC from June 3, 2013 until September 16, 2013.

(4)
Mr. Cohen has, since, February 21, 2018, served as the Chairman of the Board of Directors and of the Board of Managers of the Company's majority owned subsidiary, Cohen & Company, LLC, and has, since September 16, 2013, served as the President and Chief Executive of the Company's European Business, and as President, a director and the Chief Investment Officer of the Company's indirect majority owned subsidiary, CCFL. Mr. Cohen served as Vice Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC from September 16, 2013 to February 21, 2018. Mr. Cohen served as the Chief Executive Officer and Chief Investment Officer of the Company from December 16, 2009 to September 16, 2013 and as the Chairman of the Board of Directors from October 6, 2006 to September 16, 2013. In addition, Mr. Cohen served as the Chairman of the Board of Managers of Cohen & Company, LLC from 2001 to September 16, 2013, as the Chief Investment Officer of Cohen & Company, LLC from October 2008 to September 16, 2013, and as Chief Executive Officer of Cohen & Company, LLC from December 16, 2009 to September 16, 2013.

(5)
Mr. Pooler has served as the Company's Executive Vice President and Chief Financial Officer and Treasurer since December 16, 2009.

(6)
Effective February 21, 2018, 40,191 restricted shares of our common stock were awarded to Mr. Cohen, 19,139 restricted shares of our common stock were awarded to Mr. Brafman, and 4,785 restricted shares of our common stock were awarded to Mr. Pooler, in each case based on their respective performance in 2017 (as more fully discussed below). The grant date fair value per share of these restricted shares was $10.45. These restricted shares were awarded under the Company's 2010 Long-Term Incentive Plan. With regard to each such award, the restrictions expire with respect to one-half of these restricted shares on January 31, 2019 and with respect to the remaining one-half of these restricted shares on January 31, 2020, in each case, so long as Mr. Brafman or Mr. Pooler, as applicable, is then employed by the Company or any of its subsidiaries.

(7)
Effective February 17, 2017, 13,636 restricted shares of our common stock were awarded to Mr. Brafman, and 7,955 restricted shares of our common stock were awarded to Mr. Pooler, in each case, based on their respective performance in 2016 (as more fully discussed below). The grant date fair value per share of these restricted shares was $13.20. These restricted shares were awarded under the Company's 2010 Long-Term Incentive Plan. With regard to both such awards, the restrictions expired with respect to one-half of these restricted shares on January 31, 2018 and will expire with respect to the remaining one-half of these restricted shares on January 31, 2019, in each case, so long as Mr. Brafman or Mr. Pooler, as applicable, is then employed by the Company or any of its subsidiaries.

        In March 2016, after consulting with Mr. Brafman, the Compensation Committee established performance targets for 2016 incentive plan compensation based on the Company's annual net income. The targeted 2016 cash bonuses for Messrs. Brafman and Pooler were set at 100% of base salary, while the targeted equity bonuses for such executives were set at 25% of salary. Subject to the Compensation Committee's review and discretion, 50% of performance-based bonuses would be discretionary, based on each executive's respective performance and qualitative achievements in 2016, and the remaining

50% would be based on net income. No executive officer other than Mr. Brafman had any role in determining or recommending the amount or form of 2016 executive officer compensation.

        As reflected under "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table above, Messrs. Brafman and Pooler were awarded performance-based cash bonus awards in the amounts of $900,000 and $380,000, respectively. In addition, Messrs. Brafman and Pooler were awarded performance-based equity bonus awards in the amounts of $180,000 and $105,000, respectively, for their performance in 2016. In determining such performance-based bonuses, the Compensation Committee considered the targeted performance metric that was achieved in 2016, as well as qualitative achievements such as Messrs. Brafman's and Pooler's respective roles during 2016 in connection with the following:

  •
  Increased scale and profitability in the Company's Mortgage Trading Group;

  •
  The closing in October 2016 of the $6,000,000 investment by JKD Capital Partners into Cohen & Company, LLC, allowing the Company to increase its capital base in its registered broker-dealer subsidiary, JVB Financial, LLC;

  •
  Significant progress made toward launching an expanded matched book repo business, including complex inter-related negotiations with a clearing bank, a back office operations support provider, a capital provider, and the Fixed Income Clearing Corporation ("FICC"), all in the interest of the Company's registered broker-dealer subsidiary becoming a full-netting member of the FICC;

  •
  The Company's continued focus on cost savings and the related results, including a reduction in non-compensation operating expenses (excluding depreciation and amortization) of $4,200,000, or 21%, from 2015, and a reduction in compensation and benefits expense from 61% of revenues in 2015 to 56% of revenues in 2016;

  •
  Share repurchases totaling 191,468 Company shares, for an aggregate purchase price of $2,325,513; and

  •
  Significant support and analysis for the Special Committee of the Board of Directors in its deliberations surrounding the transactions contemplated by the Securities Purchase Agreement, dated March 10, 2017, by and among the Company, Cohen & Company, LLC and The DGC Family Fintech Trust (see "Certain Relationships and Related Party Transactions—The DGC Family Fintech Trust for additional information regarding such transaction).

        As reflected under "Bonus" in the Summary Compensation Table above, Mr. Cohen was awarded a discretionary cash bonus award in the amount of $250,000 for his efforts supporting the growth in European assets under management in our asset management segment, as well as for his efforts recruiting certain key asset management personnel for new growth platforms in the asset management segment. Mr. Cohen did not receive "Non-Equity Incentive Plan Compensation" related to the provision in the "Cohen Employment Agreement" calling for a payment equal to 25% of the aggregate net income of the European Business (as defined in the Cohen Employment Agreement, which is described in greater detail below), as the net income was negative in 2016.

        In February 2017, the Board of Directors, upon the Compensation Committee's recommendation, unanimously approved the compensation for each executive officer for 2016.

        In March 2017, after consulting with Mr. Brafman, the Compensation Committee established performance targets for 2017 incentive plan compensation based on the Company's annual pre-tax income. The targeted 2017 cash bonuses for Messrs. Brafman and Pooler were set at 150% and 100% of base salary, respectively, while the targeted equity bonuses for such executives were set at 30% and 25% of base salary, respectively. Subject to the Compensation Committee's review and discretion, 50% of performance-based bonuses would be discretionary, based on each executive's respective performance and qualitative achievements in 2017, and the remaining 50% would be based on pre-tax income. No executive officer other than Mr. Brafman had any role in determining or recommending the amount or form of 2017 executive officer compensation.

        As reflected under "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table above, Messrs. Brafman and Pooler were awarded performance-based cash bonus awards in the amounts of $620,000 and $279,000, respectively. In addition, Messrs. Brafman and Pooler were awarded performance-based equity bonus awards in the amounts of $200,000 and $50,000, respectively, for their performance in 2017. In determining such performance-based bonuses, the Compensation Committee considered the targeted performance metric that was achieved in 2017, as well as qualitative achievements such as Messrs. Brafman's and Pooler's respective roles during 2017 in connection with the following:

  •
  Launching the Company's GCF Repo Business, including complex inter-related negotiations with a clearing bank, a back office operations support provider, a capital provider, and the FICC, all in the interest of the Company's registered broker-dealer subsidiary becoming a full-netting member of the FICC;

  •
  The issuance in March 2017 of a $15,000,000 convertible senior secured promissory note to The DGC Family Fintech Trust, which was instrumental in the Company's ability to establish the GCF Repo Business (see "Certain Relationships and Related Party Transactions—The DGC Family Fintech Trust);

  •
  The closing in September 2017 of the $8,000,000 and $2,000,000 investments by The DGC Family Fintech Trust and Cohen Bros. Financial LLC, respectively, which were instrumental in the Company's ability to establish the GCF Repo Business Trust (see "Certain Relationships and Related Party Transactions—The DGC Family Fintech Trust and "Certain Relationships and Related Party Transactions—CBF and EBC Trust" for additional information regarding such investments);

  •
  The Company's ability to generate positive pre-tax income and net income despite the markets for trading being down substantially in 2017 and significant expenditures on business development efforts; as well as the Company's ability to reduce compensation and benefits expense from 56% of revenues in 2016 to 47% of revenues in 2017;

  •
  Share repurchases totaling 56,567 Company shares, for an aggregate purchase price of $567,929; and

  •
  Establishing a new U.S. insurance asset management platform and growing assets under management in the Company's European asset management platform.

        As reflected under "Bonus" and "Stock Awards" in the Summary Compensation Table above, Mr. Cohen was awarded a discretionary cash bonus award in the amount of $400,000 and a discretionary equity bonus award in the amount of $420,000, respectively, for his overall efforts focused on the Company's asset management segment, including the growth in European assets under management, recruiting certain key asset management personnel and developing relationships in the interest of raising capital for new asset management platforms. Mr. Cohen did not receive "Non-Equity Incentive Plan Compensation" related to the provision in the "Cohen Employment Agreement" calling for a payment equal to 25% of the aggregate net income of the European Business (as defined in the Cohen Employment Agreement, which is described in greater detail below), as the net income was negative in 2017.

        In February 2018, the Board of Directors, upon the Compensation Committee's recommendation, unanimously approved the compensation for each executive officer for 2017.

Outstanding Equity Awards at Fiscal Year-End 2017

        The following table summarizes the equity awards the Company has made to each of the named executive officers that were outstanding as of December 31, 2017.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Lester R. Brafman	50,000	(2)	—	—	30.00	11/30/2018	—	—	—	—
	50,000	(3)	—	—	30.00	11/30/2018	—	—	—	—
	100,000	(3)	—	—	40.00	11/30/2018	—	—	—	—
	100,000	(3)	—	—	50.00	11/30/2018	—	—	—	—
	—		—	—	—	—	21,352	171,243	—	—
Joseph W. Pooler, Jr.	10,714	(4)	—	—	40.00	02/13/2019	—	—	—	—
	—		—	—	—	—	12,584	100,924	—	—

(1)
The amounts set forth in this column equal the number of restricted shares of common stock indicated multiplied by the closing price of the Company's common stock ($8.02) as reported by the NYSE American on December 30, 2017.

(2)
Effective November 30, 2013 (the "Brafman Grant Date"), the Company granted to Mr. Brafman a Non-Qualified Stock Option Award (the "Initial Award"), the details of which are as follows:

Number of Underlying Shares	Vesting Schedule	Exercise Price	Grant Date Fair Value Per Underlying Share
50,000	Option vested on November 30, 2016.	$30.00	$8.30

The grant date fair values were determined using the following assumptions in the Black Scholes valuation model: (i) expected volatility—68.5%; (ii) expected dividends—3.49%; (iii) expected life—4.0 years; and (iv) risk free interest rate—0.96%.

All of the options granted to Mr. Brafman pursuant to the Initial Award were granted under the 2010 Long-Term Incentive Plan.

The options granted under the Initial Award expire on the fifth anniversary of the Brafman Grant Date, subject to earlier expiration or termination of the options as provided under the Initial Award and the 2010 Long-Term Incentive Plan.

(3)
Effective on the Brafman Grant Date, the Company granted to Mr. Brafman a second Non-Qualified Stock Option Award (the "Second Award" and, together with the Initial Award, the "Brafman Options"). Details regarding the three options granted to Mr. Brafman pursuant to the Second Award are as follows:

Number of Underlying Shares	Vesting Schedule	Exercise Price	Grant Date Fair Value Per Underlying Share
50,000	Option vested on November 30, 2016.	$30.00	$8.30
100,000	Option vested with respect to 33,333 shares on November 30, 2014, with respect to 33,333 shares on November 30, 2015and with respect to 33,334 shares on November 30, 2016.	$40.00	$6.90
100,000	Option vested with respect to 33,333 shares on November 30, 2014, with respect to 33,333 shares on November 30, 2015, and with respect to 33,334 shares on November 30, 2016.	$50.00	$5.90

The grant date fair values were determined using the following assumptions in the Black Scholes valuation model: (i) expected volatility—68.5%; (ii) expected dividends—3.49%; (iii) expected life—4.0 years; and (iv) risk free interest rate—0.96%.

All of the options granted to Mr. Brafman pursuant to the Second Award were granted under the 2010 Long-Term Incentive Plan.

The options granted under the Second Award expire on the fifth anniversary of the Brafman Grant Date, subject to earlier expiration or termination of the options as provided under the Second Award and the 2010 Long-Term Incentive Plan.

(4)
Effective February 13, 2014 (the "Pooler Grant Date"), the Company granted to Mr. Pooler a Non-Qualified Stock Option Award (the "Pooler Award"). Details regarding the option granted to Mr. Pooler (the "Pooler Option") pursuant to the Pooler Award are as follows:

Number of Underlying Shares	Vesting Schedule	Exercise Price	Grant Date Fair Value Per Underlying Share
10,715	Option vested with respect to 5,357 shares on December 31, 2014 and with respect to the remaining 5,358 shares on December 31, 2015.	$40.00	$7.00

The grant date fair value was determined using the following assumptions in the Black Scholes valuation model: (i) expected volatility—68.1%; (ii) expected dividends—3.29%; (iii) expected life—3.5 years; and (iv) risk free interest rate—0.74%.

The Pooler Option was awarded under the 2010 Long-Term Incentive Plan and expires on the fifth anniversary of the Pooler Grant Date, subject to earlier expiration or termination of the options as provided under the Pooler Award and the 2010 Long-Term Incentive Plan.

The Pooler Option was granted to Mr. Pooler based on his performance in 2013.

Employment Agreements with Named Executive Officers

Lester R. Brafman, Chief Executive Officer

        On September 16, 2013, the Company and Cohen & Company, LLC entered into an Employment Agreement with Mr. Brafman (the "Brafman Employment Agreement"). The Brafman Employment Agreement expired pursuant to its own terms on December 31, 2014. Mr. Brafman does not currently have an employment agreement with the Company.

        Under the Brafman Employment Agreement, Mr. Brafman served as the Chief Executive Officer of both, the Company and Cohen & Company, LLC.

        The Brafman Employment Agreement provided that Mr. Brafman's minimum base salary was $600,000 per annum. In addition, the Compensation Committee could periodically review Mr. Brafman's base salary and provide for such increases as it deemed appropriate, in its discretion. On February 16, 2017, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Brafman's salary to $630,000 per year, effective January 1, 2017.

        Under the Brafman Employment Agreement, in addition to base salary, for each fiscal year of Cohen & Company, LLC ending during the term, Mr. Brafman had the opportunity to receive an annual bonus in an amount and on such terms as were to be determined by the Compensation Committee. The Compensation Committee also had the discretion to grant Mr. Brafman other bonuses in such amounts and on such terms as it determined, in its discretion. The foregoing did not limit Mr. Brafman's eligibility to receive any other bonus under any other bonus plan, stock option or equity-based plan, or other policy or program of the Company or Cohen & Company, LLC.

        Under the Brafman Employment Agreement, Mr. Brafman was entitled to participate in any equity compensation plan of the Company or Cohen & Company, LLC in which he was eligible to participate, and could be granted, in accordance with any such plan, options to purchase units of membership interest of Cohen & Company, LLC, options to purchase shares of the Company's common stock, shares of restricted stock and/or other equity awards in the discretion of the Compensation Committee. The Brafman Employment Agreement also provided that Mr. Brafman was entitled to participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits and perquisites that were available to other senior executives of Cohen & Company, LLC generally, in each case to the extent that Mr. Brafman was eligible under the terms of such plans or programs.

        Daniel G. Cohen, Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Business, and President of CCFL

        On May 9, 2013, in connection with the CBF Purchase Agreement, Mr. Cohen entered into the Cohen Employment Agreement.

        The Cohen Employment Agreement became effective on September 16, 2013.

        The initial term of the Cohen Employment Agreement ended on December 31, 2014, however, pursuant to the terms of the Cohen Employment Agreement, the term renewed automatically for an additional one-year period at such time and will continue to be renewed for additional one year periods at the end of any renewed term unless terminated by the parties in accordance with the terms of the Cohen Employment Agreement.

        Pursuant to the Cohen Employment Agreement, Mr. Cohen will receive, during the term thereof, a guaranteed payment from Cohen & Company, LLC of at least $600,000 annually (the "Current Guaranteed Payment"), and will be entitled to receive the following allocations (collectively, "Cohen Allocations") from the Company: (a) a payment equal to 25% of the aggregate net income, if any, of the European Business in each calendar year as determined in accordance with GAAP, subject to an off-set equal to 25% of the aggregate net losses, if any, in prior periods until such net losses have been fully off-set by net income in future periods, and (b) a payment equal to 20% of the gross revenues generated on transactions that Mr. Cohen is responsible for generating for the Company's non-European broker-dealers during each semi-annual calendar period as determined in accordance with GAAP. On February 16, 2017, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Cohen's salary to $630,000 per year, effective January 1, 2017.

        In the event that the annual allocations would result in allocations earned for that calendar year related to the European Business to exceed $5,000,000 (the "European Business Annual Allocation Cap"), the Compensation Committee may, in its sole discretion and at any time prior to the payment of such allocation, reduce the amount of or totally eliminate any such allocation to the extent such allocation is in excess of the European Business Annual Allocation Cap.

        During the term of the Cohen Employment Agreement, the Compensation Committee may, in its sole discretion, award Mr. Cohen additional allocations in amounts and on such terms to be determined by the Compensation Committee.

        The Cohen Employment Agreement provides that Mr. Cohen may participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that may be available to other senior executives of the Company generally, in each case to the extent that Mr. Cohen is eligible under the terms of such plans or programs. Mr. Cohen is entitled to participate in any equity compensation plan of the Company or Cohen & Company, LLC in which he is eligible to participate, and may, without limitation, be granted in accordance with any such plan options to purchase units of membership interests in Cohen & Company, LLC, shares of common stock and other equity awards in the discretion of the Compensation Committee.

        Pursuant to the Cohen Employment Agreement, in the event Mr. Cohen is terminated by the Company due to his death or disability, Mr. Cohen (or his estate or beneficiaries, as applicable) will be entitled to receive (a) any Current Guaranteed Payment and other benefits (including any Cohen Allocations for any period completed before termination of the Cohen Employment Agreement (the "Prior Period Allocations")) earned and accrued, but not yet paid, under the Cohen Employment Agreement prior to the date of termination; (b) a single-sum payment equal to the Current Guaranteed Payment that would have been paid to him for the remainder of the year in which the termination occurs; (c) a single-sum payment equal to (x) the allocations for the period in which the termination occurs to which he would have been entitled if a termination had not occurred in such period, multiplied by (y) a fraction (1) the numerator of which is the number of days in such period preceding the termination and (2) the denominator of which is the total number of days in such period. In addition, in the event Mr. Cohen is terminated by the Company due to his death or disability, all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by Mr. Cohen will fully vest and become immediately exercisable, as applicable, subject to the terms of such awards.

        If Mr. Cohen terminates his employment without "Good Reason" (as defined in the Cohen Employment Agreement) or the Company terminates his employment for "Cause" (as defined in the Cohen Employment Agreement), Mr. Cohen will only be entitled to any Current Guaranteed Payment and other benefits earned and accrued, but unpaid, prior to the date of termination.

        If Mr. Cohen terminates his employment with Good Reason, or the Company terminates his employment without Cause, or the Company or Cohen & Company, LLC terminates the Cohen Employment Agreement by not renewing the term of the Cohen Employment Agreement as provided therein, then Mr. Cohen will be entitled to receive (a) a single-sum payment equal to accrued but unpaid Current Guaranteed Payment and other benefits (including any Prior Period Allocations earned by Mr. Cohen); (b) a single-sum payment of an amount equal to three times (1) the average of the Current Guaranteed Payment amounts paid to Mr. Cohen over the three calendar years prior to the date of termination, (2) if less than three years have elapsed between the date of the Cohen Employment Agreement and the date of termination, the highest Current Guaranteed Payment paid to Mr. Cohen in any calendar year prior to the date of termination, or (3) if less than twelve months have elapsed from the date of the Cohen Employment Agreement to the date of termination, the highest Current Guaranteed Payment received in any month times twelve; provided that if the applicable calculation under (1), (2) or (3) yields less than $1,000,000, then Mr. Cohen will receive a single-sum payment of $1,000,000 in lieu of such amount (the "Minimum Severance Amount"); and (c) a single-sum payment equal to the allocations for the period in which the termination occurs to which he would have been entitled if a termination had not occurred in such period, multiplied by a fraction (x) the numerator of which is the number of days in such period preceding the termination and (y) the denominator of which is the total number of days in such period. In addition, if Mr. Cohen terminates his employment with Good Reason, or the Company terminates his employment without Cause, or the Company or Cohen & Company, LLC terminates the Cohen Employment Agreement by not renewing the term of the Cohen Employment Agreement as provided therein, then all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by Mr. Cohen will fully vest and become immediately exercisable, as applicable, subject to the terms of such awards.

        In the event of a "Change of Control" (as defined in the Cohen Employment Agreement) of the Company, all of Mr. Cohen's outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable. With respect to a Change of Control transaction, if Mr. Cohen remains with the Company through the first anniversary of a Change of Control, but leaves the Company within six months thereafter, such termination will be treated as a termination for Good Reason, and Mr. Cohen will be entitled to the compensation set forth in the preceding paragraph.

        Pursuant to the Cohen Employment Agreement, if any amount payable to or other benefit to which Mr. Cohen is entitled would be deemed to constitute a "parachute payment" (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Cohen, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Cohen.

        All termination payments, other than for death or disability, are subject to Mr. Cohen signing a general release.

        In the event Mr. Cohen's employment is terminated by the Company for Cause, by Mr. Cohen without Good Reason, or by Mr. Cohen as a result of not renewing the Cohen Employment Agreement, Mr. Cohen will be restricted for a period of six months after the end of the term of the Cohen Employment Agreement in his ability to engage in certain activities that are competitive with the Company's sales and trading of fixed income securities or investment banking activities in any European country in which the Company or any of its controlled affiliates operates (each a "Competing Business"), provided, however, that Mr. Cohen may serve as a member of the board of directors or equivalent position of any corporation or other company that is a Competing Business, provided, further, that Mr. Cohen is obligated to recuse himself from any discussion in such position if it raises a conflict of interest with respect to Mr. Cohen's duties to the Company or adversely affects the Company. In addition, for a period of six months following the end of the term of the Cohen Employment Agreement, regardless of the reason the term of the Cohen Employment Agreement ends, Mr. Cohen is prohibited under certain circumstances from soliciting the Company's employees, customers and clients.

        On August 19, 2014, the Company entered into the "European Sale Agreement" to sell the Company's European operations to C&Co Europe Acquisition LLC, an entity controlled by Mr. Cohen (see "Certain Relationships and Related Party Transactions—Sale of European Operations to C&Co Europe Acquisition LLC" below for additional information regarding the sale of the Company's European operations). On June 30, 2015, the parties to the European Sale Agreement agreed, among other things, that if the transaction contemplated thereby was terminated in accordance with its terms prior to the closing, then the Cohen Employment Agreement would be automatically amended (the "Employment Agreement Amendment") to provide that if Mr. Cohen's employment was terminated by Cohen & Company, LLC without "Cause" or by Mr. Cohen with "Good Reason" (as such terms are defined in the Cohen Employment Agreement), the Minimum Severance Amount would be reduced from $3,000,000 to $1,000,000. On March 10, 2017, C&Co Europe Acquisition LLC provided notice to Cohen & Company, LLC that it was terminating the European Sale Agreement and, as a result, the Employment Agreement Amendment automatically became effective as of such date.

Joseph W. Pooler, Jr., Chief Financial Officer

        Mr. Pooler's Employment Agreement, dated May 7, 2008 and amended on February 20, 2009 and February 18, 2010 (collectively, the "Pooler Agreement"), provides for a minimum salary of $400,000 per annum through December 31, 2010. Mr. Pooler's base salary for fiscal years after 2010 will be determined by the Compensation Committee. On January 15, 2013, the Compensation Committee increased Mr. Pooler's salary to $420,000 per year. On February 16, 2017, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Pooler's salary to $441,000 per year, effective January 1, 2017.

        The initial term of the Pooler Agreement ended on December 31, 2012, however, pursuant to the terms of the Pooler Agreement, the term renewed automatically for an additional one-year period at such time and will continue to be renewed for additional one-year periods at the end of any renewed term unless terminated by either of the parties in accordance with the terms of the Pooler Agreement.

        Pursuant to the Pooler Agreement, if Mr. Pooler terminates his employment with "Good Reason" (as defined in the Pooler Agreement), the Company terminates his employment without "Cause" (as defined in the Pooler Agreement), or the Company chooses not to renew the Pooler Agreement at its expiration, Mr. Pooler will be entitled to (a) any base salary and other benefits earned and accrued prior to the date of termination; (b) a single-sum payment equal to three times (x) the average of the base salary amounts paid to Mr. Pooler over the three calendar years prior to the date of termination,

(y) if less than three years have elapsed between the date of the Pooler Agreement and the date of termination, the highest base salary paid to Mr. Pooler in any calendar year prior to the date of termination, or (z) if less than 12 months have elapsed from the date of the Pooler Agreement to the date of termination, the highest base salary received in any month times 12; (c) all of his outstanding unvested equity-based awards becoming fully vested and immediately exercisable, as applicable, subject to the terms of such awards; (d) payment for outplacement assistance appropriate for Mr. Pooler's position for a period of one year following termination, such services not to exceed $25,000; and (e) continued family coverage, without incremental cost, in Company sponsored health and dental plans at then-current cost for a period of nine months.

        In the event of a "Change of Control" (as defined in the Pooler Agreement), all of Mr. Pooler's outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable, subject to the terms of such awards. If Mr. Pooler terminates his employment within the twelve-month period following a Change of Control, such termination will be treated as a termination for "Good Reason" so long as Mr. Pooler makes himself available to provide transition services to the Company, at the request of the Company, for up to twelve months following the Change of Control.

        Pursuant to the Pooler Agreement, if any amount payable to or other benefit to which Mr. Pooler is entitled would be deemed to constitute a "parachute payment" (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Pooler, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Pooler.

        The Pooler Agreement contains a waiver of any "Good Reason" termination that was available to Mr. Pooler pursuant to the terms of his original employment agreement as a result of the closing of a transaction pursuant to which Cohen & Company, LLC became a majority owned subsidiary of the Company. The Pooler Agreement also acknowledges that Mr. Pooler's equity-based awards in Cohen & Company, LLC became fully vested and immediately exercisable as of December 16, 2009, the date of the closing of the transaction pursuant to which Cohen & Company, LLC became a majority owned subsidiary of the Company.

        During the period of Mr. Pooler's employment with Cohen & Company, LLC, and the period ending one year following the termination of his employment with Cohen & Company, LLC, Mr. Pooler may not, directly or indirectly through another entity, (a) induce or attempt to induce any employee of Cohen & Company, LLC or its affiliates to leave the employ of Cohen & Company, LLC or such affiliates, or in any way interfere with the relationship between Cohen & Company, LLC and any of its affiliates and any employee thereof, or (b) hire any person who was an employee of Cohen & Company, LLC or any of its affiliates or subsidiaries within 180 days after such person ceased to be an employee of Cohen & Company, LLC or any of its affiliates.

Potential Payments Upon Termination or Change in Control

        As described above, Messrs. Cohen and Pooler have provisions in their respective employment agreements providing for certain benefits upon the occurrence of certain events, including terminations of their respective employment without cause or for good reason, upon a change of control, or upon their death or disability. As a part of the negotiations of each employment agreement, the Board of Directors believed that circumstances giving rise to the payments set forth above were appropriate.

Other Compensation Plans

        The Company does not generally provide its executive officers with payments or other benefits at, following or in connection with retirement. The Company does not generally have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for its executive officers.

Cash and Equity Plan Compensation

The Company's Cash Bonus Plan

        In August 2009, our Board of Directors adopted the Cohen & Company Inc. (formerly Alesco Financial Inc.) Cash Bonus Plan (the "Company's Cash Bonus Plan"), which was approved by stockholders on December 15, 2009. The purpose of the Company's Cash Bonus Plan is to provide performance-based cash bonus compensation for participants based on the attainment of one or more performance goals or targets that are related to the financial success of the Company, and that are established from time to time by the Compensation Committee, as part of an integrated compensation program.

The 2010 Long-Term Incentive Plan

        The 2010 Long-Term Incentive Plan, as amended from time to time, is administered by the Compensation Committee, except that, in certain circumstances, the Board of Directors may act in its place. The purpose of the 2010 Long-Term Incentive Plan is to induce key employees, directors, officers, advisors and consultants to continue providing services to the Company and its subsidiaries and to encourage them to increase their efforts to make the Company's business more successful, whether directly or through its subsidiaries or other affiliates. In furtherance of these objectives, the 2010 Long-Term Incentive Plan is designed to provide equity-based incentives to such persons in the form of options (including stock appreciation rights), restricted shares, phantom shares, dividend equivalent rights and other forms of equity based awards as contemplated by the 2010 Long-Term Incentive Plan, with eligibility for such awards determined by the Compensation Committee. The Compensation Committee and Board of Directors believe that awards of restricted shares, typically vesting over multi-year periods, are the most effective of the equity-based incentives available under the 2010 Long-Term Incentive Plan in accomplishing its compensation goals.

        Equity-based awards to key personnel are generally subject to vesting periods in order to support the achievement of the Company's performance goals over the long-term and to help retain key personnel. The Compensation Committee determines the number and type of equity-based incentives that should be awarded from time to time to key personnel in light of the Company's compensation goals and objectives.

        Effective February 17, 2017, 13,636 restricted shares of our common stock were awarded to Mr. Brafman, and 7,955 restricted shares of our common stock were awarded to Mr. Pooler, in each case based on their respective performance in 2016 (as more fully discussed below). The grant date fair value per share of these restricted shares was $13.20. These restricted shares were awarded under the Company's 2010 Long-Term Incentive Plan. With regard to both such awards, the restrictions expired with respect to one-half of these restricted shares on January 31, 2018 and will expire with respect to the remaining one-half of these restricted shares on January 31, 2019, in each case, so long as Mr. Brafman or Mr. Pooler, as applicable, is then employed by the Company or any of its subsidiaries.

        Effective February 21, 2018, 40,191 restricted shares of our common stock were awarded to Mr. Cohen, 19,139 restricted shares of our common stock were awarded to Mr. Brafman, and 4,785 restricted shares of our common stock were awarded to Mr. Pooler, in each case based on their respective performance in 2017 (as more fully discussed below). The grant date fair value per share of these restricted shares was $10.45. These restricted shares were awarded under the Company's 2010 Long-Term Incentive Plan. With regard to each such award, the restrictions expire with respect to one-half of these restricted shares on January 31, 2019 and with respect to the remaining one-half of these restricted shares on January 31, 2020, in each case, so long as Mr. Cohen, Mr. Brafman or Mr. Pooler, as applicable, is then employed by the Company or any of its subsidiaries.

Perquisites

        Perquisites did not constitute a material portion of the compensation paid to the executive officers for fiscal year 2016 or 2017. Executive officers are eligible to participate in all of the Company's employee benefit plans, such as medical, dental, group life, disability, accidental death and dismemberment insurance and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law.

Equity Compensation Plan Information

        The Company's 2006 Long-Term Incentive Plan was approved by our stockholders at the special meeting held on October 6, 2006. The 2006 Long-Term Incentive Plan was amended on April 26, 2007 and June 18, 2008.

        Following the merger in December 2009 of Cohen & Company, LLC (formerly IFMI, LLC and Cohen Brothers, LLC) with and into a subsidiary of the Company, our Board assumed the Cohen Brothers, LLC 2009 Equity Award Plan (the "2009 Equity Award Plan") from Cohen & Company, LLC on December 16, 2009. The 2009 Equity Award Plan expired upon the vesting of restricted units of Cohen & Company, LLC on December 16, 2012. Mr. Cohen transferred 116,595 restricted shares of the Company's common stock to the Company in order to satisfy his obligation to fund the equity vesting under the 2009 Equity Award Plan pursuant to the Equity Plan Funding Agreement by and between Mr. Cohen and Cohen & Company, LLC.

        The Company's 2010 Long-Term Incentive Plan was approved by our stockholders at the annual meeting held on December 10, 2010. The 2010 Long-Term Incentive Plan was amended on April 18, 2011, and amended and restated on March 8, 2012 and November 30, 2013, and amended on December 21, 2016.

        The following table provides information regarding the 2006 Long-Term Incentive Plan and the 2010 Long-Term Incentive Plan as of December 31, 2017.

	(a)	(b)	(c)
	Number of securities to be issued upon the exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	319,826	$40.00	153,957
Equity compensation plans not approved by security holders	—	—	—

(1)
See note 19 to our consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 8, 2018, for further information regarding the 2006 Long-Term Incentive Plan and the Equity Plan Funding Agreement, and the 2010 Long-Term Incentive Plan.

 COMPENSATION OF DIRECTORS

        The Company uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board of Directors. In accordance with the Company's compensation policy, for serving as a director for the fiscal year ended December 31, 2017, non-employee directors each received an annual cash fee of $32,000 and $55,000 in restricted shares of common stock in the Company. The Chairman of the Audit Committee, the Chairman of the Nominating and Corporate Governance Committee and the Chairman of the Compensation Committee received additional annual cash fees of $20,000, $3,750 and $3,750, respectively.

        The table below summarizes the compensation information for the Company's non-employee directors for the fiscal year ended December 31, 2017. Daniel G. Cohen, Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Business, and President of CCFL, is not included in the table below as he is deemed a "named executive officer" of the Company. Compensation for Mr. Cohen is shown on the Summary Compensation Table above.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Thomas P. Costello	52,000	55,000	—	—	—	—	107,000
G. Steven Dawson	35,750	55,000	—	—	—	—	90,750
Jack DiMaio	32,000	55,000	—	—	—	—	87,000
Jack Haraburda	35,750	55,000	—	—	—	—	90,750
Diana Louise Liberto	32,000	55,000	—	—	—	—	87,000
James J. McEntee, III	32,000	55,000	—	—	—	—	87,000
Neil Subin	32,000	55,000	—	—	—	—	87,000

(1)
Amounts in this column represent annual Board fees and annual chair fees earned by non-employee directors for service in 2017.

(2)
Amounts in this column represent the grant date fair value of the restricted stock award, computed in accordance with FASB ASC Topic 718. The grant date fair value per share for these restricted shares was $13.20 and each director, as indicated, was granted 4,166 restricted shares of Company's common stock. The assumptions used in the calculations of these amounts were included in Note 19 to the Company's audited financial statements for the year ended December 31, 2017 in the 2017 Form 10-K. Amounts do not correspond to the actual value that may be recognized by the director. As of December 31, 2017, the aggregate number of restricted stock awards outstanding at December 31, 2017 for each director was as follows: (i) Mr. Costello—4,166 shares; (ii) Mr. Dawson—4,166 shares; (iii) Mr. DiMaio—4,166 shares; (iv) Mr. Haraburda—4,166 shares; (v) Ms. Liberto—4,166 shares; (vi) Mr. McEntee—4,166 shares; and (vii) Mr. Subin—4,166 shares. The restrictions on the foregoing shares expired on February 17, 2018.

        The Company reimburses all non-employee directors for travel and other reasonable expenses incurred in connection with attending its Board of Directors, committee and annual meetings.

PROPOSAL TWO—RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Grant Thornton LLP to be the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.

        Stockholder ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm is not required under the laws of the State of Maryland, by our Bylaws or otherwise. However, our Board of Directors believes that it is good corporate practice to seek stockholder ratification of the selection of our independent registered public accounting firm. If the appointment of Grant Thornton LLP is not ratified, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm during the year if it determines that such a change would be in our best interests and those of our stockholders.

        Representatives of Grant Thornton LLP are expected to be present at the Company's 2018 Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from our stockholders.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR SUCH RATIFICATION.

 PRINCIPAL ACCOUNTING FIRM FEES

        During the years ended December 31, 2017 and December 31, 2016, Grant Thornton LLP provided various audit and non-audit services to the Company and its subsidiaries. The aggregate fees billed by Grant Thornton LLP to the Company and its subsidiaries for the years ended December 31, 2017 and 2016 were as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Audit Fees(1)	$580,609	$582,545
Audit-Related Fees(2)	40,294	19,294
Tax Fees	—	—
All Other Fees	—	—

Total Principal Accounting Firm Fees	$620,903	$601,839

(1)
Audit fees relate to services rendered by Grant Thornton LLP in connection with: (a) the audits of the annual financial statements included in our Annual Reports on Form 10-K and services attendant to, or required by, statute or regulation; (b) the reviews of the financial statements included in our Quarterly Reports on Form 10-Q; (c) other services related to SEC and other regulatory filings, including providing consents; (d) services provided in connection with the statutory audits of our U.S. broker-dealer and United Kingdom and French subsidiaries; and (e) accounting and financial consultation attendant to the audit.

(2)
Audit-related fees include fees related to the Company's 401(k) savings plan.

        The Audit Committee must pre-approve all audit services and non-audit services provided to the Company or our subsidiaries by our independent registered public accounting firm, except for non-audit services covered by the de minimis exception in Section 10A of the Exchange Act. All of the audit and audit-related fees described above for which Grant Thornton LLP billed for the fiscal years ended December 31, 2017 and December 31, 2016 were pre-approved by the Audit Committee.

        The Audit Committee considers and pre-approves any audit and non-audit services to be performed by our independent registered public accounting firm at our Audit Committee's regularly scheduled and special meetings. The Audit Committee has delegated to its Chairman, an independent member of our Board of Directors, the authority to grant pre-approvals of all audit, review and attest services and non-attest services other than the fees and terms for our annual audit, provided that any such pre-approval by the Chairman shall be reported to our Audit Committee at its next scheduled meeting.

        The Audit Committee has considered whether the provision of these services is compatible with maintaining the independent registered public accounting firm's independence and has determined that such services have not adversely affected the independence of our independent registered public accounting firm.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The following is a report by the Audit Committee regarding the responsibilities and functions of the Audit Committee. This report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Exchange Act, except to the extent the Company specifically incorporates this report of the Audit Committee by reference therein.

        The Audit Committee oversees our financial reporting process on behalf of the Board of Directors in accordance with the Audit Committee charter. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles ("GAAP"). Our independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and, if required by applicable law, an audit of the effective operation of the Company's internal control over financial reporting. The Audit Committee's responsibility is to oversee and review these processes. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements in the 2017 Form 10-K, including discussions regarding critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Company, the quality of such principles and practices, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed with management and the independent registered public accounting firm the Company's internal controls over financial reporting, including a review of management's and the independent registered public accounting firm's assessments of and reports on the effectiveness of internal controls over financial reporting and any significant deficiencies or material weaknesses and discussed with management and the independent registered public accounting firm, as applicable, the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002, as amended, to accompany the Company's periodic filings with the SEC.

        In addition, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on their independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as currently in effect, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence, and satisfied itself as to their independence. When considering the independence of the independent registered public accounting firm, the Audit Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit of the Company's consolidated financial statements and reviews of its consolidated financial statements, including in its Quarterly Reports on Form 10-Q, was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards (SAS) No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the year ended December 31, 2017 be included in the Annual Report on Form 10-K.

        The Audit Committee is composed of three independent non-employee directors and operates under a written charter adopted by the Board of Directors (which is available on our website at http://www.cohenandcompany.com). The Audit Committee currently consists of Messrs. Dawson, Subin and Costello, who serves as the Audit Committee Chairman. The Board of Directors, in its judgment, has determined that each committee member meets the independence requirements of the SEC and the NYSE American. The Board of Directors has also determined that each member of our Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the applicable NYSE American listing standards currently in effect, and that Mr. Costello is an "audit committee financial expert," as defined under Item 407(d)(5) of Regulation S-K.

        The Audit Committee held five meetings during fiscal year 2017. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the independent registered public accounting firm. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. Audit Committee members rely, without independent investigation or verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with GAAP or that Grant Thornton LLP is in fact "independent."

Respectfully Submitted,

Audit Committee
Thomas P. Costello, Chairman
Steve Dawson
Neil Subin

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to us regarding the beneficial ownership of our common stock and Series E Preferred Stock as of April 20, 2018 by (1) each person known by us to own beneficially more than 5% of our outstanding common stock or Series E Preferred Stock, as applicable, (2) each current director and Director Nominee, (3) each named executive officer, and (4) all current directors and executive officers as a group. The number of shares of our stock beneficially owned by each entity, person, director, executive officer or named executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any stock as to which the individual has the sole or shared voting power or investment power and also any stock that the individual has a right to acquire within 60 days from April 20, 2018 through the exercise of any share option or other right. Unless otherwise indicated, each person has sole voting and investment power with respect to the stock set forth in the following table.

Name	Series E Preferred Stock Beneficially Owned	Percent of Class(1)	Common Stock Beneficially Owned	Percent of Class(2)
Greater than 5% percent owners:
Betsy Zubrow Cohen(3)	—	—	83,595	6.6%
Edward E. Cohen(4)	—	—	251,672	17.8%
EBC 2013 Family Trust(5)	—	—	160,000	11.8%
Christopher Ricciardi(6)	—	—	151,813	11.3%
Directors and Named Executive Officers:
Lester R. Brafman(7)	—	—	349,156	22.2%
Daniel G. Cohen(8)	4,983,557	100%	224,113	16.6%
Thomas P. Costello	—	—	23,849	1.9%
G. Steven Dawson(9)	—	—	25,248	2.0%
Jack J. DiMaio, Jr.	—	—	15,633	1.2%
Jack Haraburda	—	—	23,829	1.9%
Diana Louise Liberto	—	—	10,340	*
James J. McEntee, III	—	—	0	*
Joseph W. Pooler, Jr.(10)	—	—	44,451	3.5%
Neil S. Subin	—	—	29,919	2.4%
All current executive officers and directors as a group (10 persons)(11)	4,983,557	100%	746,540	44.92%

*
Beneficial ownership of less than 1% of the class is omitted.

(1)
Based on 4,983,557 shares of the Series E Preferred Stock issued and outstanding on April 20, 2018.

(2)
Based on 1,271,157 shares of the Company's common stock issued and outstanding on April 20, 2018.

(3)
The common stock includes 8,837 shares held by Solomon Investment Partnership, L.P. (the "Solomon Investment Partnership Shares"). Betsy Zubrow Cohen and Edward E. Cohen, her spouse, are the sole shareholders, officers and directors of the corporate general partner of Solomon Investment Partnership, L.P. and are the sole partners of the partnership. Betsy Zubrow Cohen and Edward E. Cohen share voting and dispositive power over the Solomon Investment Partnership Shares. Betsy Zubrow Cohen is the mother of Daniel G. Cohen, Chairman of the

  Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Business, and President of CCFL.

The number of shares of common stock beneficially owned by Betsy Zubrow Cohen and set forth in the table above is based on the Schedule 13D filed by Betsy Zubrow Cohen with the SEC on September 8, 2015.

The address for this stockholder is 1240 North Casey Key Road, Osprey, Florida 34229.

(4)
The common stock includes the Solomon Investment Partnership Shares, over which Edward E. Cohen and Betsy Zubrow Cohen, his spouse, share voting and dispositive power. The common stock also includes 146,188 shares of common stock (the "Edward E. Cohen Conversion Shares") into which certain 8% convertible senior promissory notes (in the aggregate principal amount of $4,385,628) (the "Cohen MP Notes") that were issued to Mead Park Capital Partners LLC ("Mead Park") on September 25, 2013 in connection with the Securities Purchase Agreement, dated as of May 9, 2013, by and among the Company, Mead Park and, solely for purposes of Section 6.3 thereof, Mead Park Holdings LP (the "Mead Park Purchase Agreement"), and which were purchased by Edward E. Cohen from Mead Park on August 28, 2015, may be converted, subject to certain customary anti-dilution adjustments. The Cohen MP Notes may be converted by the holder thereof at any time prior to September 25, 2018, in such holder's sole discretion. Under the Cohen MP Notes, the outstanding principal amount is due and payable to the holder thereof, in full, on September 25, 2018. The common stock does not include the 5,726 additional shares of common stock into which the Cohen MP Notes may be converted in the event that, pursuant to the terms and conditions of the Cohen MP Notes, the Company elects to pay interest on the Cohen MP Notes by increasing the principal amount thereof. Edward E. Cohen is the father of Daniel G. Cohen, Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Business, and President of CCFL.

The number of shares of common stock beneficially owned by Edward E. Cohen and set forth in the table above is based on the Schedule 13D filed by Edward E. Cohen with the SEC on September 8, 2015.

The address for this stockholder is 1240 North Casey Key Road, Osprey, Florida 34229.

(5)
The common stock includes 80,000 shares of common stock (the "EBC Shares") issued to the EBC 2013 Family Trust ("EBC Trust"), as assignee of CBF, on September 25, 2013 at $20.00 per share (for an aggregate amount of $1,600,000) in connection with the CBF Purchase Agreement. The common stock also includes 80,000 shares of common stock (the "EBC Conversion Shares") into which the convertible senior promissory note (in the aggregate principal amount of $2,400,000) (the "EBC Note") that was issued to EBC Trust on September 25, 2013 in connection with the CBF Purchase Agreement may be converted, subject to certain customary anti-dilution adjustments. The EBC Note may be converted by EBC Trust at any time prior to September 25, 2018, in EBC Trust's sole discretion. Under the EBC Note, the outstanding principal amount is due and payable to the holder thereof, in full, on September 25, 2018. The common stock does not include the 3,134 additional shares of common stock (the "Additional EBC Conversion Shares") into which the EBC Note may be converted in the event that, pursuant to the terms and conditions of the EBC Note, the Company elects to pay interest on the EBC Note by increasing the principal amount thereof. All of the common stock is pledged as security.

The number of shares of common stock beneficially owned by EBC Trust and set forth in the table above is based on the Schedule 13D filed by EBC Trust with the SEC on September 30, 2013.

The address for this stockholder is c/o Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.

(6)
Mr. Ricciardi served as a director of the Company from September 24, 2013 until December 21, 2015. The common stock includes 48,729 shares of common stock into which a convertible senior promissory note (in the aggregate principal amount of $1,461,873 (the "Ricciardi Note")) that was issued to Mead Park in connection with the Mead Park Purchase Agreement on September 25, 2013 may be converted, subject to certain customary anti-dilution adjustments, which may be issued to Mr. Ricciardi upon the exchange of Mr. Ricciardi's membership units of Mead Park and of which Mr. Ricciardi may be deemed the beneficial owner. The common stock does not include the 1,909 additional shares of common stock into which the Ricciardi Note may be converted in the event that, pursuant to the terms and conditions of the Ricciardi Note, the Company elects to pay interest on the Ricciardi Note by increasing the principal amount thereof. The common stock also includes 268,445 units of membership interests in Cohen & Company, LLC (223,520 of which are owned by Mr. Ricciardi and 44,925 of which are owned by Stephanie Ricciardi, Mr. Ricciardi's spouse), which Mr. Ricciardi may cause the Company to redeem into, at the Company's option, cash or 26,845 shares of common stock or cash.

The number of shares of common stock beneficially owned by Mr. Ricciardi and set forth in the table above is based on the Schedule 13D filed by Mr. Ricciardi with the SEC on July 2, 2009, as amended on December 21, 2009, December 24, 2009, April 25, 2011, July 17, 2011, May 15, 2013, September 30, 2013, September 1, 2015, October 19, 2015, November 6, 2015, January 2, 2018 and January 5, 2018.

The address for this stockholder is 51 Shellbark Lane, Briarcliff Manor, New York 10510.

(7)
Mr. Brafman is the Chief Executive Officer of the Company and of Cohen & Company, LLC. The common stock includes and 6,818 restricted shares granted on February 17, 2017, which will vest on January 31, 2019 so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. The common stock also includes, 19,139 restricted shares granted on February 21, 2018, half of which will vest on January 31, 2019 and the remaining half of which will vest on January 31, 2020. The common stock includes 300,000 shares (the "Brafman Option Shares"), which are currently exercisable or were exercisable within 60 days from April 20, 2018 under the Brafman Options, of which Mr. Brafman may be deemed a beneficial owner.

(8)
Mr. Cohen is the Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Business, and President, a director and the Chief Investment Officer of CCFL. Of the common stock, 160,325 shares are pledged as security. The common stock includes 64,113 held directly by Mr. Cohen. The common stock also includes, 40,191 restricted shares granted on February 21, 2018, half of which will vest on January 31, 2019 and the remaining half of which will vest on January 31, 2020, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. The common stock includes the EBC Shares and the EBC Conversion Shares, of which Mr. Cohen may be deemed a beneficial owner as the result of his being a trustee of EBC Trust and because Mr. Cohen has sole voting power with respect to all shares held by the EBC Trust. The common stock does not include any portion of the Additional EBC Conversion Shares.

The address for this stockholder is c/o Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.

(9)
Mr. Dawson is a director of the Company. All of the common stock is held by Corriente Private Trust. Mr. Dawson is the primary trustee and sole beneficiary of Corriente Private Trust and, through Corriente Private Trust, he has voting and investment control with respect to the securities held therein.

(10)
Mr. Pooler is the Executive Vice President, Chief Financial Officer and Treasurer of the Company. The common stock includes 3,976 restricted shares granted on February 17, 2017, which will vest on January 31, 2019 so long as Mr. Pooler is then employed by the Company or any of its subsidiaries. The common stock also includes, 4,785 restricted shares granted on February 21, 2018, half of which will vest on January 31, 2019 and the remaining half of which will vest on January 31, 2020, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries. The common stock includes 10,714 (the "Pooler Option Exercise Shares") shares that are exercisable under the Pooler Option, of which Mr. Pooler may be deemed a beneficial owner.

(11)
The common stock includes (i) the EBC Shares and the EBC Conversion Shares, of which Daniel G. Cohen may be deemed to be a beneficial owner, (ii) the Brafman Option Shares, of which Lester R. Brafman may be deemed to be a beneficial owner, and (iii) the Pooler Option Award Exercise Shares, of which Joseph W. Pooler, Jr. may be deemed to be a beneficial owner, as described in notes (5), (7) and (10) above, respectively.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock, which are referred to in this report as "reporting persons," to file reports of ownership and changes in ownership with the SEC. Reporting persons are also required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by them with the SEC. To our knowledge, based solely on our review of the copies of the Section 16(a) forms furnished to us or upon written representations from certain of these reporting persons that no other reports were required, all Section 16(a) filing requirements applicable to the reporting persons were timely filed during our 2017 fiscal year.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        The Company has identified the following related party transactions since January 1, 2016. Unless indicated otherwise, all dollar amounts (except share and per share data) in the section below are in thousands. Each of the transactions below were approved or ratified in accordance with our policies regarding related party transactions, which are described in greater details below.

A.    The Bancorp, Inc.

        The Bancorp, Inc. ("TBBK") is identified as a related party because Daniel G. Cohen, the Company's Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Business, and President of CCFL, is TBBK's Chairman. TBBK maintained deposits for the Company in the amount of $81 and $43 as of December 31, 2017 and 2016, respectively.

        As part of the Company's broker-dealer operations, the Company from time to time purchases securities from third parties and sells those securities to TBBK. The Company may purchase securities from TBBK and ultimately sell those securities to third parties. The Company received the trading revenue earned (i.e. the gain or loss realized, or commission earned) by the Company for the entire transaction in the amounts of $11 in 2018, $47 in 2017 and $2 in 2016.

        From time to time, the Company will enter into repurchase agreements with TBBK as its counterparty. As of December 31, 2017 and 2016, the Company had repurchase agreements with TBBK as the counterparty in the amounts of $64,370 and $39,221, respectively. The fair value of the collateral provided to TBBK by the Company relating to these repurchase agreements was $66,862 and $41,177 at December 31, 2017 and 2016, respectively. The Company incurred interest expense related to repurchase agreements with TBBK as its counterparty in the amounts of $1,309 and $452 for the years ended December 31, 2017 and 2016, respectively.

B.    CBF and EBC Trust

        CBF has been identified as a related party because it is wholly owned by Daniel G. Cohen. The EBC Trust has been identified as a related party because Mr. Cohen is a trustee of the EBC Trust and has sole voting power with respect to all shares of the Company held by the EBC Trust.

        On September 25, 2013, in connection with the CBF Purchase Agreement, the Company issued to the EBC Trust, as assignee of CBF, the EBC Shares for an aggregate amount of $1,600 and the EBC Note in the aggregate principal amount of $2,400. The Company incurred interest expenses relating to the EBC Note in the amounts of $59 in 2018, $236 in 2017 and $232 in 2016.

        Additional information regarding EBC's September 2013 investment in the Company is included in Note 17 to the Company's audited financial statements for the year ended December 31, 2017 in the 2017 Form 10-K.

        On September 29, 2017, Cohen & Company, LLC also entered into an investment agreement with CBF, pursuant to which CBF invested $8,000 into Cohen & Company, LLC. The Company incurred interest expenses on this investment of $88 in 2018 and $71 in 2017. Additional information regarding CBF's September 2017 investment in Cohen & Company, LLC is included in Note 16 to the Company's audited financial statements for the year ended December 31, 2017 in the 2017 Form 10-K.

C.    Mr. Edward E. Cohen

        In connection with the Mead Park Purchase Agreement, on September 25, 2013, the Company issued to Mead Park $3,898 of the Company's common stock and certain 8% convertible senior promissory notes in the aggregate principal amount of $5,848 (the "Mead Park Notes"). On August 28,

2015, Mead Park sold $4,386 of the Mead Park Notes (the "Cohen MP Notes") and 146,188 shares of the Company's common stock to the Edward E. Cohen IRA, of which Edward E. Cohen is the benefactor. Edward E. Cohen is the father of Daniel G. Cohen. The Company incurred interest expenses relating to the Cohen MP Notes in the amounts of $108 in 2018, $431 in 2017 and $424 in 2016.

D.    JKD Capital Partners

        On October 3, 2016, Cohen & Company, LLC entered into an Investment Agreement (the "JKD Investment Agreement") with JKD Capital Partners, pursuant to which JKD Capital Partners agreed to invest into Cohen & Company, LLC up to $12,000, of which $6,000 was invested into Cohen & Company, LLC on October 3, 2016 and an additional $1,000 was invested on January 25, 2017. JKD Capital Partners is identified as a related party because it is owned by Jack J. DiMaio, Jr., the Vice Chairman of the Board of Directors and Board of Managers of Cohen & Company, LLC, and his spouse. Pursuant to the JKD Investment Agreement, in exchange for JKD Capital Partners' investment in Cohen & Company, LLC, Cohen & Company, LLC agreed to pay to JKD Capital Partners, in arrears following each calendar quarter during the term of the JKD Investment Agreement, an amount (the "JKD Investment Return") equal to 50% of the difference between (i) the revenues generated during such quarter by the activities of the JVB's Institutional Corporate Trading business, and (ii) certain expenses incurred by JVB's Institutional Corporate Trading business during such calendar quarter. In addition, pursuant to the JKD Investment Agreement, at any time following October 3, 2019, JKD Capital Partners may, upon two months' notice to Cohen & Company, LLC, cause Cohen & Company, LLC to pay (a "Redemption") to JKD Capital Partners an amount equal to the "Investment Balance" (as defined in the JKD Investment Agreement) as of the day prior to such Redemption. Further, if Cohen & Company, LLC or JVB sells JVB's Institutional Corporate Trading business to any unaffiliated third party, and such sale is not part of a larger sale of all or substantially all of the assets or equity securities of Cohen & Company, LLC or JVB, Cohen & Company, LLC will pay to JKD Capital Partners an amount equal to 25% of the net consideration paid to Cohen & Company, LLC in connection with such sale, after deducting certain amounts and certain expenses incurred by Cohen & Company, LLC or JVB in connection with such sale.

        In connection with the JKD Investment Agreement, the Company paid JKD Investment Returns to JKD Capital Partners equal to $331 in 2018, $831 in 2017 and $761 in 2016.

        Additional information regarding JKD Capital Partners' investment in Cohen & Company, LLC pursuant to the JKD Investment Agreement is included in Note 16 to the Company's audited financial statements for the year ended December 31, 2017 in the 2017 Form 10-K.

E.    Mead Park Advisors

        Mead Park Advisors has been identified as a related party because Mr. DiMaio is an owner of Mead Park Advisors. In July 2014, the Company's majority owned subsidiaries, Cohen & Company Financial Management LLC ("CCFM") and Dekania Capital Management, LLC ("DCM"), entered into a collateralized debt obligation ("CDO") sub-advisory agreement with Mead Park Advisors, whereby Mead Park Advisors would render investment advice and provide assistance to CCFM and DCM with respect to their management of certain CDOs. The Company incurred consulting fee expense related to this agreement in the amounts of $50 in 2017 and $200 in 2016. The CDO sub-advisory agreement was terminated by the Company effective March 30, 2017.

F.     The DGC Family Fintech Trust

        The DGC Family Fintech Trust has been identified as a related party because Mr. Cohen's children are beneficiaries of the trust. Mr. Cohen does not have any voting or dispositive control of securities held in the interest of the trust.

        On March 10, 2017, the Company and Cohen & Company, LLC entered into a Securities Purchase Agreement with The DGC Family Fintech Trust, pursuant to which The DGC Family Fintech Trust agreed to purchase from Cohen & Company, LLC a convertible senior secured promissory note in the aggregate principal amount of $15,000. The Company incurred interest on this investment of $341 in 2018 and $1,172 in 2017. Additional information regarding The DGC Family Fintech Trust's investment in Cohen & Company, LLC pursuant to the Securities Purchase Agreement is included in Notes 5 and 17 to the Company's audited financial statements for the year ended December 31, 2017 in the 2017 Form 10-K.

        On September 29, 2017, Cohen & Company, LLC also entered into an investment agreement with The DGC Family Fintech Trust, pursuant to which The DGC Family Fintech Trust invested $2,000 into Cohen & Company, LLC. The Company incurred interest expenses on this investment of $22 in 2018 and $1,172 in 2017. Additional information regarding The DGC Family Fintech Trust's September 2017 investment in Cohen & Company, LLC is included in Note 16 to the Company's audited financial statements for the year ended December 31, 2017 in the 2017 Form 10-K.

G.    Fin Tech Acquisition Corp. II

        Fin Tech Acquisition Corp. II has been identified as a related party because Daniel G. Cohen is the Chief Executive Officer of Fin Tech Acquisition Corp. II, Betsy Cohen, Mr. Cohen's mother, is the Chairman of the Board of Directors of Fin Tech Acquisition Corp. II, and James J. McEntee, a member of the Company's Board of Directors, is the President and Chief Financial officer of Fin Tech Acquisition Corp. II. In July 2017, Cohen & Company, LLC entered into an agreement with Fin Tech Acquisition Corp. II. The agreement provides that the Company will provide accounting and support services to Fin Tech Acquisition Corp. II for a period not longer than 24 months. The Company received revenue from this agreement in the amounts of $2 in 2018 and $3 in 2017.

H.    Directors and Employees

        In addition to the employment agreements the Company has entered into with Daniel G. Cohen and Joseph W. Pooler, Jr., the Company's Chief Financial Officer, the Company has entered into its standard indemnification agreement with each of its directors and executive officers.

        The Company maintains a 401(k) savings plan covering substantially all of its employees. The Company matches 50% of employee contributions for all participants not to exceed 3% of their salary. Contributions made to the plan on behalf of the Company were $196 and $215 for the years ended December 31, 2017 and 2016, respectively.

        The Company had a sublease agreement for certain office space with Mr. DiMaio, pursuant to which the Company received rental payments. The payments were recorded as a reduction in the related rent and utility expenses. The Company recorded a reduction in rent and utility expense in the amounts of $11 and $23 for the twelve month period ended December 31, 2017 and 2016, respectively. This sublease agreement terminated on May 31, 2017.

        Subsequent to the termination of the sublease agreement, in June 2017, the Company agreed to lease office space from Zucker and Moore, LLC. Zucker and Moore, LLC is partially owned by Mr. DiMaio. The Company recorded $56 in rent expense related to this agreement for the period ending December 31, 2017.

        During the fourth quarter of 2017, the Company purchased 27,345 shares of its common stock for an aggregate purchase price of $273, or $10.00 per share, from James J. McEntee, III, a current member of the Board of Directors.

I.     Sale of European Operations to C&Co Europe Acquisition LLC

        C&Co Europe Acquisition LLC has been identified as a related party because Daniel G. Cohen is the entity's sole member. On August 19, 2014, the Company entered into the European Sale Agreement to sell the Company's European operations to C&Co Europe Acquisition LLC for approximately $8,700. The transaction was subject to customary closing conditions and regulatory approval from the United Kingdom Financial Conduct Authority ("FCA").

        On March 26, 2015, the parties to the European Sale Agreement agreed to extend the deadline for the closing of the transactions contemplated by the European Sale Agreement from March 31, 2015 to June 30, 2015. In addition, the parties to the European Sale Agreement amended the date on which C&Co Europe Acquisition LLC was obligated to cause the settlement of intercompany accounts of CCFL and the Company's subsidiaries, Cohen & Compagnie, SAS and Unicum Capital, S.L., owed to the Cohen & Company, LLC (the "Intercompany Payables") from March 31, 2015 to June 30, 2015.

        On June 30, 2015, the parties to the European Sale Agreement agreed to extend the deadline for the closing from June 30, 2015 to December 31, 2015 and the settlement date of the Intercompany Payables from June 30, 2015 to December 31, 2015 (the "Second Extension"). In connection with the Second Extension, the parties to the European Sale Agreement agreed that, if the transaction was terminated in accordance with its terms prior to the closing, then (i) Mr. Cohen would pay $600 in respect of a portion of the legal and financial advisory fees and expenses incurred by us and the special committee of our Board of Directors in connection with the transaction since April 1, 2014 and (ii) the Cohen Employment Agreement would be automatically amended to provide that, if Mr. Cohen's employment was terminated by Cohen & Company, LLC without "Cause" or by Mr. Cohen with "Good Reason" (as such terms are defined in the Cohen Employment Agreement), the Minimum Severance Amount would be reduced from $3,000 to $1,000.

        The European Sale Agreement provided that either party may terminate the agreement after December 31, 2015.

        On March 10, 2017, in connection with the execution of the Securities Purchase Agreement by and among the Company, Cohen & Company, LLC and The DGC Family Fintech Trust, C&Co Europe Acquisition LLC provided notice to Cohen & Company, LLC that it was terminating the European Sale Agreement and, as a result, the Cohen Employment Agreement Amendment automatically became effective as of such date.

Policies Regarding Related Party Transactions

        Pursuant to the Company's Code of Conduct (the "Code of Conduct"), unless approved or ratified by the Audit Committee, the Nominating and Corporate Governance Committee or a majority of the directors of the Company not having an interest in a Related Party Transaction (as defined below) (each an "Authorizing Body"), no (a) employee, officer or director of the Company; (b) member of the immediate family of any employee, officer or director of the Company; (c) entity in which an employee, officer or director of the Company has an economic interest of more than 5% or a controlling interest, or (d) affiliate of any of the foregoing (each a "Related Party") may (i) enter into any transaction with the Company or any of its subsidiaries involving the acquisition or sale of any of the Company's or any of its subsidiaries' assets or other property; (ii) enter into any transaction involving a loan to or from the Company or any of its subsidiaries; or (iii) enter into any other transaction with the Company or any of its subsidiaries (each a "Related Party Transaction").

        A Related Party Transaction entered into without pre-approval of an Authorizing Body will not be deemed to violate the Code of Conduct, or be invalid or unenforceable, so long as the Related Party Transaction is, as promptly as reasonably practical after it is entered into, brought to and ratified by an Authorizing Body. Every Related Party Transaction to which the Company is a party will be deemed to include as a condition that it be approved in accordance with the Code of Conduct.

        A Related Party Transaction or categories of Related Party Transactions may be reviewed in advance and pre-approved in advance by an Authorizing Body. If a Related Party Transaction or a series of Related Party Transactions will be ongoing, an Authorizing Body may establish guidelines for the Company's management to follow in its ongoing dealings with the Related Party. Thereafter, an Authorizing Body will periodically review and assess the ongoing relationships with the Related Party. Any material amendment, renewal or extension of a Related Party Transaction which has been previously reviewed and/or approved under the Code of Conduct will be subject to subsequent review and/or approval under the Code of Conduct.

OTHER MATTERS

        As of the mailing date of this proxy statement, our Board of Directors knows of no matters to be presented at the annual meeting other than those set forth in the Notice and described in this proxy statement. Should any other matter requiring a vote of the stockholders arise at the annual meeting, the persons named in the attached proxy will vote on such matter in their discretion.

STOCKHOLDER PROPOSALS

        Stockholder proposals intended to be presented at the 2019 annual meeting of stockholders must be received by our Secretary at our principal executive offices no later than December 28, 2018, unless the date of the meeting is changed by more than 30 calendar days from the one-year anniversary date of this annual meeting, and must satisfy the requirements of Rule 14a-8 under the Exchange Act.

        Other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, in order to be presented at the 2018 Annual Meeting of Stockholders, a proposal of a stockholder, including any proposed director nominations, must be received by our Secretary at our principal executive offices in the timeframe as provided in our Bylaws. To be timely, our Bylaws currently require that such a stockholder's notice set forth all information required under Section 1.11 of our Bylaws and be delivered to our Secretary at our principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be delivered to our Secretary at our principal executive office not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Our Bylaws also currently provide that, in the event that our Board of Directors increases or decreases the maximum or minimum number of directors in accordance with our Bylaws, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of mailing of the notice of the preceding year's annual meeting, a stockholder's notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to our Secretary at our principal executive office not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Company.

 ANNUAL REPORT ON FORM 10-K

        Our Annual Report on Form 10-K for the year ended December 31, 2017 accompanies this proxy statement. The Company will furnish a copy of its Annual Report on Form 10-K for the year ended December 31, 2017 free of charge to each stockholder who forwards a written request to our Secretary, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104. You also may access the EDGAR version of our Annual Report on Form 10-K (with exhibits) on our website at http://www.cohenandcompany.com and on the SEC's website at http://www.sec.gov.

 WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information filed by us at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/12/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. 1. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. COHEN & COMPANY INC. 2929 ARCH STREET, SUITE 1703 PHILADELPHIA, PA 19104 2. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/12/2018. Have your proxy card in hand when you call and then follow the instructions. 3. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Daniel G. Cohen 02 G. Steven Dawson 03 Jack J. DiMaio, Jr. 04 Jack Haraburda 05 Diana Louise Liberto For Against Abstain The Board of Directors recommends you vote FOR the following proposal: 2To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018. NOTE: In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the annual meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions) Please indicate if you plan to attend this meeting Yes No Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 1 0000375641_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com COHEN & COMPANY INC. Annual Meeting of Shareholders June 13, 2018 10:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder of COHEN & COMPANY INC., a Maryland corporation (the “Company”), hereby appoints Joseph W. Pooler, Jr. and Douglas Listman, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2018 Annual Meeting of Stockholders to be held on June 13, 2018 at 10:00 a.m., local time, at the offices of Duane Morris LLP, located at 1540 Broadway, New York, New York 10036, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE ELECTION OF MESSRS. COHEN, DAWSON, DIMAIO AND HARABURDA AND MS. LIBERTO AND FOR PROPOSAL 2. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000375641_2 R1.0.1.17